UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2019

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Wealth Builder Fund

November 30, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Wealth Builder Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Wealth Builder Fund	December 10, 2019 (Unaudited)

Performance preview (for the year ended November 30, 2019)
Delaware Wealth Builder Fund (Institutional Class shares)	1-year return	+8.59%
Delaware Wealth Builder Fund (Class A shares)	1-year return	+8.30%
60% S&P 500® Index / 40% Bloomberg Barclays US Aggregate Index (primary benchmark)	1-year return	+14.42%
S&P 500 Index (secondary benchmark)	1-year return	+16.11%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Wealth Builder Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

A shifting monetary backdrop

The Fund’s fiscal year ended Nov. 30, 2019, began with a sharp downturn, with most financial assets experiencing steep valuation drops. These asset-price declines primarily reflected investors’ worries about rising interest rates amid mounting global economic uncertainty.

By the first quarter of 2019, however, conditions for most asset classes had turned significantly positive and generally remained that way for the rest of the fiscal year. Global financial markets marched ahead, as central banks globally signaled their intent to provide monetary support for their respective economies.

These central banks included the US Federal Reserve, which gradually shifted from a policy of raising interest rates to one of cutting them. The shift took place against a backdrop of consistent US economic growth with few signs of inflation. In December 2018, the Fed raised its benchmark short-term interest rate by 0.25 percentage points – it was the central bank’s seventh such rate increase in the previous two years. The Fed then kept the federal funds rate steady until late July, when it initiated its first of three successive 0.25-percentage-point rate cuts. By fiscal year end, the federal funds rate was within a range of 1.50% to 1.75% – where it had been in mid-2018.

The Fed’s monetary policy shift came amid the US economy’s weakest quarterly performance of the

After the fiscal year began with a sharp downturn, conditions turned strongly positive for the rest of the period, driven by support from global central banks.

After raising its benchmark interest rate by a quarter point in December 2018, the US Federal Reserve pivoted and cut rates three times in mid to late 2019.

1

Portfolio management review
Delaware Wealth Builder Fund

fiscal year. US gross domestic product (GDP), a measure of national economic output, grew by an annualized rate of just 1.1% in the final three months of 2018. By the first quarter of 2019, however, US annual GDP growth accelerated to 3.1%. The national economy subsequently expanded by 2.0% and an estimated 2.1% in the year’s second and third quarters, respectively. Meanwhile, the US unemployment rate declined further, reaching 3.5% in November 2019 – the lowest since 1969. (Sources: US Bureau of Economic Analysis and US Bureau of Labor Statistics.)

Favorable market conditions

The shift in Fed interest rate policy was the main driver behind the favorable results seen across all the Fund’s asset classes, as financial markets benefited strongly from the increase in global liquidity.

For the fiscal year ended Nov. 30, 2019, US large-cap value stocks, as measured by the Russell 1000® Value Index, gained 11.33%, as the equity market recovered from a December 2018 market correction to produce steady gains throughout the rest of the 12-month period. In comparison, international developed market stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net), gained 12.44% over the same time frame. US stocks tended to outperform their international counterparts, reflecting better growth fundamentals in the United States.

High yield corporate bonds gained 9.68%, as reflected in the performance of the Bloomberg Barclays US Corporate High-Yield Index. During the fiscal year, high yield bonds benefited from narrowing credit spreads, indicating that investors were willing to accept gradually less income in exchange for taking on credit risk.

Investment grade debt rose 10.79%, as measured by the Bloomberg Barclays US Aggregate Index.

The Bloomberg Barclays Municipal Bond Index, a proxy for the municipal bond market, gained 8.49%.

Meanwhile, convertible securities, as measured by the ICE BofA US Convertible Index, gained 14.53%, while US real estate securities, as indicated by the FTSE Nareit Equity REITs Index, gained 16.33%.

Within the Fund

For its fiscal year ended Nov. 30, 2019, Delaware Wealth Builder Fund underperformed its primary benchmark – a blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index – due largely to subpar results from the Fund’s large-cap value equity subportfolio. The Fund also underperformed its secondary benchmark, the S&P 500 Index. The Fund’s Institutional Class shares gained 8.59%. The Fund’s Class A shares advanced 8.30% at net asset value and 2.10% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index rose 14.42% and the S&P 500 Index gained 16.11%. Complete annualized performance for Delaware Wealth Builder Fund is shown in the table on page 5.

Individual contributors and detractors

Within the US large-cap value equity subportfolio, we saw subpar results from several energy stocks, especially Halliburton Co., an energy-services provider, and Marathon Oil Corp. and Occidental Petroleum Corp., both exploration and production (E&P) companies.

Halliburton continued to face difficult business conditions, as the company has had to adjust to declining North American investment activity and its increasingly returns-focused business model. Marathon Oil struggled due to its sensitivity to changes in the price of oil, which can often lead to exaggerated moves in the company’s stock price.

2

Finally, shares of Occidental Petroleum came under pressure following its decision to acquire Anadarko Petroleum at what investors viewed was too high a price. Investors also appeared to dislike the terms of the deal’s financing.

In contrast, several defense-related companies within the industrials sector contributed to the Fund’s relative performance, especially Northrop Grumman Corp. and Raytheon Co. Defense-company stocks generally fared well due to rising geopolitical tensions and potentially weaker fundamentals weighing on stocks in many other areas of the industrials sector.

Meanwhile, in the Fund’s real estate investment trust (REIT) portfolio, a position in Brookdale Senior Living Inc. hampered results. This operator of senior-care facilities has struggled for some time due to poor operational execution and capital-allocation decisions. In contrast, the Fund benefited from real estate securities positions in Assura PLC (a UK-based REIT that owns healthcare properties) and Sun Communities Inc. (a US owner of manufactured housing properties).

Sticking to our strategy

We regularly invest across multiple asset classes, searching for securities that offer a competitive yield and the opportunity for dividend growth. We also prioritize managing downside risk while seeking to limit potential capital losses.

Throughout the fiscal year, we maintained a relatively consistent asset mix. The Fund’s largest portfolio shift was to increase exposure to large-cap value equities, which expanded from roughly 38% of the portfolio in December 2018 to 42% at fiscal year end. This increase, which primarily occurred in early 2019, reflected our view that US equities were attractively valued following their sharp correction in late 2018. Non-US developed market equities remained a modest component of the Fund’s portfolio, finishing the fiscal year at about 4%, up from a 3% allocation a year earlier.

Meanwhile, the Fund’s weighting in REITs declined from about 11% to roughly 8%, while exposure to convertible securities went from roughly 13% to 11%. In both cases, we believed that US equities offered a better risk-reward trade-off.

Other asset allocation shifts were incremental. The Fund’s municipal bond allocation finished the 12-month period at 6% of the portfolio, up from 5%, while weightings in US investment grade debt and foreign developed market bonds remained consistent at roughly 4% and 2%, respectively. The Fund’s high yield bond exposure drifted from 10% to 9%.

Of final note, the Fund employed derivative securities during the fiscal year. These included foreign currency exchange contracts to facilitate the purchase and sale of securities in the Fund, futures contracts to hedge currency risks, options contracts to receive premiums for writing options, and credit default swap contracts to hedge against credit events. The Fund owned futures on the S&P 500 Index, using them tactically as an attempt to increase the portfolio’s defensive characteristics in a highly valued market. None of these positions had a material effect (that is, more than 0.50 percentage points) on the Fund’s performance during the fiscal year.

Monitoring market conditions

We continue to believe that income-generating securities, such as large-cap value equities, REITs, convertibles, and investment grade bonds, have the potential to perform well as markets remain uneven and volatile.

We will continue to closely monitor market conditions as we seek to provide a favorable total return to investors while managing downside risk and seeking potential upside via income-generating securities across multiple asset classes and regions. We also may seek to take advantage of market shifts to increase or decrease exposure

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Portfolio management review
Delaware Wealth Builder Fund

to certain asset classes as relative value

opportunities emerge.

4

Performance summary
Delaware Wealth Builder Fund	November 30, 2019 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2019
	1 year	5 year	10 year	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	+8.30%	+4.26%	+8.04%	+7.49%
Including sales charge	+2.10%	+3.03%	+7.40%	+7.21%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	+7.46%	+3.48%	+7.23%	+5.55%
Including sales charge	+6.47%	+3.48%	+7.23%	+5.55%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	+8.02%	+4.00%	+7.77%	+6.07%
Including sales charge	+8.02%	+4.00%	+7.77%	+6.07%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	+8.59%	+4.52%	+8.32%	+7.68%
Including sales charge	+8.59%	+4.52%	+8.32%	+7.68%
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	+14.42%	+7.96%	+9.63%	+7.48%*
S&P 500 Index	+16.11%	+10.98%	+13.44%	+8.53%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred

5

Performance summary
Delaware Wealth Builder Fund

sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.09%	1.84%	1.34%	0.84%
(without fee waivers)
Net expenses	1.09%	1.84%	1.34%	0.84%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

6

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2009 through Nov. 30, 2019

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (the Fund’s primary benchmark) and the S&P 500 Index (the Fund’s secondary benchmark) as of Nov. 30, 2009. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The Russell 1000 Value Index, mentioned on page 2, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 2, represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after

7

Performance summary
Delaware Wealth Builder Fund

deduction of withholding tax at the highest possible rate.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 2, is composed of US dollar-denominated, noninvestment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The Bloomberg Barclays Municipal Bond Index, mentioned on page 2, measures the total return performance of the long-term, investment grade tax-exempt bond market.

The ICE BofA US Convertible Index, mentioned on page 2, tracks the performance of publicly issued US dollar-denominated convertible securities of US companies. Qualifying securities must have at least $50 million face amount outstanding and at least one month remaining to the final conversion date.

The FTSE Nareit Equity REITs Index, mentioned on page 2, contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

8

Disclosure of Fund expenses
For the six-month period from June 1, 2019 to November 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2019 to Nov. 30, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

9

Disclosure of Fund expenses
For the six-month period from June 1, 2019 to November 30, 2019 (Unaudited)

Delaware Wealth Builder Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Annualized Expense Ratio	Expenses Paid During Period 6/1/19 to 11/30/19*
Actual Fund return†
Class A	$1,000.00	$1,080.10	1.08%	$5.63
Class C	1,000.00	1,075.80	1.83%	9.52
Class R	1,000.00	1,079.50	1.33%	6.93
Institutional Class	1,000.00	1,081.50	0.83%	4.33

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.65	1.08%	$5.47
Class C	1,000.00	1,015.89	1.83%	9.25
Class R	1,000.00	1,018.40	1.33%	6.73
Institutional Class	1,000.00	1,020.91	0.83%	4.20

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

10

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund	As of November 30, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	60.45%
Communication Services	3.12%
Consumer Discretionary	3.09%
Consumer Staples	5.40%
Energy	4.95%
Financials	9.12%
Healthcare	11.38%
Industrials	5.06%
Information Technology	7.09%
Materials	1.37%
Real Estate Operating/Development	0.45%
REIT Diversified	1.14%
REIT Healthcare	0.98%
REIT Hotel	0.09%
REIT Industrial	0.73%
REIT Mall	0.13%
REIT Manufactured Housing	0.30%
REIT Mortgage	0.24%
REIT Multifamily	2.41%
REIT Self-Storage	0.17%
REIT Shopping Center	0.54%
REIT Single Tenant	0.40%
REIT Specialty	0.53%
Utilities	1.76%
Closed-End Funds	0.46%
Convertible Preferred Stock	1.91%
Exchange-Traded Funds	1.19%
Limited Partnerships	1.53%
Agency Mortgage-Backed Securities	0.75%
Convertible Bonds	8.94%
Brokerage	0.30%
Capital Goods	0.36%
Communications	1.40%
Consumer Cyclical	0.17%
Consumer Non-Cyclical	2.14%
Energy	1.42%
Real Estate Investment Trusts	0.33%
Technology	2.53%

11

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund

Security type / sector	Percentage of net assets
Utilities	0.29%
Corporate Bonds	11.70%
Banking	0.86%
Basic Industry	1.33%
Capital Goods	0.34%
Communications	0.66%
Consumer Cyclical	1.03%
Consumer Non-Cyclical	0.80%
Energy	1.52%
Financials	0.28%
Healthcare	0.77%
Insurance	0.26%
Media	1.24%
Real Estate Investment Trusts	0.38%
Services	0.53%
Technology & Electronics	0.71%
Transportation	0.32%
Utilities	0.67%
Leveraged Non-Recourse Security	0.00%
Municipal Bonds	6.12%
Non-Agency Commercial Mortgage-Backed Securities	0.43%
Sovereign Bonds	1.18%
Supranational Bank	0.04%
US Treasury Obligations	1.10%
Preferred Stock	0.65%
Rights	0.00%
Short-Term Investments	2.85%
Total Value of Securities	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%

12

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Brookdale Senior Living	1.61%
Conagra Brands	1.35%
Johnson & Johnson	1.34%
Lowe’s	1.33%
Cardinal Health	1.33%
Halliburton	1.32%
Intel	1.32%
Merck & Co.	1.32%
ConocoPhillips	1.32%
Marsh & McLennan	1.32%

13

Schedule of investments
Delaware Wealth Builder Fund	November 30, 2019

	Number of shares	Value (US $)
Common Stock – 60.45%
Communication Services – 3.12%
AT&T	168,600	$6,302,268
Century Communications =†	1,625,000	0
CenturyLink	96,623	1,400,067
KDDI	29,900	857,486
Orange †	50,590	836,025
Verizon Communications	108,800	6,554,112

		15,949,958

Consumer Discretionary – 3.09%
adidas AG	1,000	311,506
Dollar Tree †	58,800	5,377,848
DR Horton	10,647	589,312
Lowe’s	58,100	6,815,711
Next	3,460	302,420
Publicis Groupe	21,260	935,480
Sodexo	7,480	871,868
Swatch Group	2,110	590,800

		15,794,945

Consumer Staples – 5.40%
Archer-Daniels-Midland	154,700	6,641,271
Asahi Group Holdings	12,200	586,955
Conagra Brands	239,000	6,899,930
Danone	15,580	1,282,530
Diageo	20,090	822,375
Kao	4,200	330,459
Kerry Group Class A	2,280	292,382
Kirin Holdings	11,400	252,361
Koninklijke Ahold Delhaize	56,280	1,449,956
Lawson	7,800	424,723
Mondelez International Class A	126,200	6,630,548
Nestle	10,390	1,079,729
Seven & i Holdings	26,100	972,416

		27,665,635

Energy – 4.95%
ConocoPhillips	112,400	6,737,256
Halliburton	321,600	6,750,384
Marathon Oil	524,800	6,113,920
Occidental Petroleum	148,100	5,712,217

		25,313,777

Financials – 9.12%
Allstate	58,400	6,502,840
American International Group	118,900	6,261,274
Banco Espirito Santo =†	105,000	0

14

	Number of shares	Value (US $)
Common Stock (continued)
Financials (continued)
Bank of America	144,095	$4,801,245
Bank of New York Mellon	133,200	6,522,804
BB&T	121,400	6,643,008
Hercules Capital	217,265	3,113,407
JPMorgan Chase & Co.	46,207	6,088,234
Marsh & McLennan	62,300	6,732,761

		46,665,573

Healthcare – 11.38%
Abbott Laboratories	74,700	6,383,115
Brookdale Senior Living †	1,156,919	8,260,402
Cardinal Health	123,600	6,801,708
Cigna	32,200	6,437,424
CVS Health	88,700	6,676,449
Fresenius Medical Care AG & Co.	13,340	978,211
Johnson & Johnson	50,000	6,874,500
Merck & Co.	77,300	6,739,014
Novo Nordisk Class B	22,860	1,284,887
Pfizer	171,038	6,588,384
Roche Holding	4,020	1,238,964

		58,263,058

Industrials – 5.06%
G4S	276,800	748,577
Honeywell International	21,517	3,841,860
Makita	15,000	496,094
Northrop Grumman	18,500	6,507,745
Raytheon	30,400	6,609,568
Secom	3,200	272,097
Securitas Class B	45,130	748,228
Waste Management	59,000	6,661,690

		25,885,859

Information Technology – 7.09%
Broadcom	20,800	6,577,168
Cisco Systems	139,600	6,325,276
Intel	116,200	6,745,410
Microsoft	37,346	5,653,438
Oracle	119,400	6,703,116
Texas Instruments	35,701	4,291,617

		36,296,025

Materials – 1.37%
Air Liquide	7,820	1,060,112
DuPont de Nemours	92,200	5,975,482

		7,035,594

15

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stock (continued)
Real Estate Operating/Development – 0.45%
Grainger	192,741	$706,963
Postal Realty Trust Class A	55,000	872,300
Sun Hung Kai Properties	50,000	727,512

		2,306,775

REIT Diversified – 1.14%
Alpine Income Property Trust †	62,010	1,163,928
American Tower	1,837	393,173
Cousins Properties	29,824	1,207,574
Lexington Realty Trust	124,053	1,374,507
VICI Properties	67,980	1,681,145

		5,820,327

REIT Healthcare – 0.98%
Assura	1,028,579	1,008,377
Healthpeak Properties	46,429	1,619,444
Sabra Health Care REIT	31,900	710,732
Welltower	19,877	1,680,998

		5,019,551

REIT Hotel – 0.09%
MGM Growth Properties Class A	15,576	482,700

		482,700

REIT Industrial – 0.73%
Americold Realty Trust	30,443	1,145,266
Liberty Property Trust	20,760	1,279,231
Prologis	14,483	1,325,919

		3,750,416

REIT Mall – 0.13%
Simon Property Group	4,548	687,703

		687,703

REIT Manufactured Housing – 0.30%
Sun Communities	9,227	1,519,779

		1,519,779

REIT Mortgage – 0.24%
Annaly Capital Management	132,182	1,233,258

		1,233,258

REIT Multifamily – 2.41%
Apartment Investment & Management Class A	16,783	902,422
Bluerock Residential Growth REIT	85,507	1,048,316
Camden Property Trust	12,788	1,426,501
Equity Residential	75,510	6,425,901

16

	Number of shares	Value (US $)
Common Stock (continued)
REIT Multifamily (continued)
NexPoint Residential Trust	20,925	$1,001,261
UDR	31,504	1,513,767

		12,318,168

REIT Self-Storage – 0.17%
Extra Space Storage	8,057	854,445

		854,445

REIT Shopping Center – 0.54%
Brixmor Property Group	17,277	379,057
Retail Properties of America Class A	77,855	1,107,877
SITE Centers	87,976	1,274,772

		2,761,706

REIT Single Tenant – 0.40%
Spirit Realty Capital	18,226	955,042
STORE Capital	27,167	1,105,969

		2,061,011

REIT Specialty – 0.53%
Front Yard Residential	100,206	1,162,390
Invitation Homes	50,394	1,538,529

		2,700,919

Utilities – 1.76%
Edison International	97,100	6,709,610
TerraForm Power Class A	147,235	2,283,615

		8,993,225

Total Common Stock (cost $295,894,747)		309,380,407

Closed-End Funds – 0.46%
Aberdeen Total Dynamic Dividend Fund	108,235	932,986
Western Asset Emerging Markets Debt Fund	102,002	1,435,168

Total Closed-End Funds (cost $2,355,168)		2,368,154

Convertible Preferred Stock – 1.91%
A Schulman 6.00% exercise price $52.33 y	2,140	2,198,615
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	28,850	1,400,489
Bank of America 7.25% exercise price $50.00 y	1,198	1,773,040
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	37,300	1,842,993
QTS Realty Trust 6.50% exercise price $46.99 y	20,104	2,537,728

Total Convertible Preferred Stock (cost $8,761,584)		9,752,865

17

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Exchange-Traded Funds – 1.19%
iShares Preferred & Income Securities ETF	25,721	$956,821
iShares Russell 1000 Value ETF	10,870	1,457,449
SPDR Gold Shares †	10,401	1,433,882
VanEck Vectors High-Yield Municipal Index ETF	29,818	1,920,279
Vanguard FTSE Developed Markets ETF	7,980	342,901

Total Exchange-Traded Funds (cost $5,849,891)		6,111,332

Limited Partnerships – 1.53%
Merion Champion’s Walk =p†	2,790,000	2,351,412
Merion Countryside 144A #=p†	2,342,813	1,889,244
Merion The Ledges =p†	3,970,235	3,589,887

Total Limited Partnerships (cost $6,166,856)		7,830,543

	Principal amount°
Agency Mortgage-Backed Securities – 0.75%
Fannie Mae S.F. 30 yr 3.00% 11/1/48	987,885	1,005,389
3.00% 10/1/49	147,273	149,663
3.50% 2/1/48	131,732	137,807
3.50% 11/1/49	238,046	244,962
4.00% 4/1/48	182,000	190,882
4.00% 4/1/49	381,369	395,429
4.50% 4/1/48	810,643	879,761
4.50% 1/1/49	268,616	290,500
4.50% 11/1/49	47,606	50,122
5.00% 7/1/49	353,936	383,014
Freddie Mac S.F. 30 yr 4.00% 10/1/47	101,897	106,753

Total Agency Mortgage-Backed Securities (cost $3,815,837)		3,834,282

Convertible Bonds – 8.94%
Brokerage – 0.30%
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	1,764,000	1,546,420

		1,546,420

Capital Goods – 0.36%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	928,000	1,073,045
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	775,000	755,228

		1,828,273

18

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Communications – 1.40%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	2,135,000	$ 1,935,516
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	1,626,000	2,186,038
InterDigital 144A 2.00% exercise price $81.29, maturity date 6/1/24 #	1,391,000	1,400,990
Liberty Media 2.25% exercise price $34.28, maturity date 9/30/46	2,947,000	1,667,273

		7,189,817

Consumer Cyclical – 0.17%
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	803,000	860,317

		860,317

Consumer Non-Cyclical – 2.14%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	1,143,000	1,178,631
Chefs’ Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	666,000	693,016
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	1,548,000	1,931,130
Jazz Investments I 1.875% exercise price $199.77, maturity date 8/15/21	1,105,000	1,138,863
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	864,000	754,531
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	1,604,000	989,884
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	1,390,000	1,086,467
Team 5.00% exercise price $21.70, maturity date 8/1/23	1,514,000	1,586,942
Vector Group 1.75% exercise price $20.27, maturity date 4/15/20 •	1,511,000	1,570,496

		10,929,960

Energy – 1.42%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	2,892,000	2,284,751
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	2,574,000	2,641,275

19

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Energy (continued)
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	2,527,000	$ 2,330,811

		7,256,837

Real Estate Investment Trusts – 0.33%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	1,599,000	1,697,033

		1,697,033

Technology – 2.53%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	2,698,000	2,377,933
CSG Systems International 4.25% exercise price $56.87, maturity date 3/15/36	1,429,000	1,686,474
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	973,000	1,300,413
Pluralsight 144A 0.375% exercise price $38.76, maturity date 3/1/24 #	1,796,000	1,554,164
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	1,564,000	1,538,107
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	1,678,000	1,747,449
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	1,503,000	1,548,898
Vishay Intertechnology 2.25% exercise price $31.45, maturity date 6/15/25	1,228,000	1,202,555

		12,955,993

Utilities – 0.29%
NRG Energy 2.75% exercise price $47.74, maturity date 6/1/48	1,303,000	1,471,191

		1,471,191

Total Convertible Bonds (cost $44,726,185)		45,735,841

Corporate Bonds – 11.70%
Banking – 0.86%
Ally Financial 5.75% 11/20/25	798,000	880,793
Banco de Credito del Peru 144A 2.70% 1/11/25 #	204,000	203,235
Bank of America
2.456% 10/22/25 µ	15,000	15,054
2.884% 10/22/30 µ	20,000	20,169
3.194% 7/23/30 µ	55,000	56,878
3.458% 3/15/25 µ	45,000	46,954

20

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
BBVA Bancomer
144A 5.125% 1/18/33 #µ	384,000	$ 379,210
144A 6.75% 9/30/22 #	274,000	297,016
Branch Banking & Trust 2.636% 9/17/29 µ	185,000	184,372
Credit Suisse Group 144A 6.25% #µy	360,000	389,320
JPMorgan Chase & Co.
2.739% 10/15/30 µ	20,000	19,982
4.023% 12/5/24 µ	80,000	85,123
5.00%µy	85,000	88,719
Morgan Stanley
3.124% (LIBOR03M + 1.22%) 5/8/24 •	35,000	35,642
5.00% 11/24/25	95,000	107,048
PNC Financial Services Group 2.60% 7/23/26	180,000	182,311
Popular 6.125% 9/14/23	455,000	489,314
Royal Bank of Scotland Group 8.625% µy	520,000	562,630
State Street
3.10% 5/15/23	10,000	10,335
3.30% 12/16/24	130,000	136,997
US Bancorp
3.00% 7/30/29	25,000	25,867
3.10% 4/27/26	25,000	26,066
3.375% 2/5/24	60,000	63,062
USB Capital IX 3.50% (LIBOR03M + 1.02%)y•	85,000	74,827

		4,380,924

Basic Industry – 1.33%
BMC East 144A 5.50% 10/1/24 #	163,000	169,791
Boise Cascade 144A 5.625% 9/1/24 #	295,000	307,660
Builders FirstSource 144A 5.625% 9/1/24 #	122,000	127,184
Chemours 5.375% 5/15/27	379,000	319,317
CSN Resources 144A 7.625% 4/17/26 #	297,000	304,981
FMG Resources August 2006 144A 5.125% 5/15/24 #	246,000	258,708
Freeport-McMoRan
4.55% 11/14/24	200,000	210,692
5.45% 3/15/43	320,000	308,032
GUSAP III 144A 4.25% 1/21/30 #	205,000	202,489
Hudbay Minerals 144A 7.625% 1/15/25 #	165,000	165,823
Koppers 144A 6.00% 2/15/25 #	434,000	440,506
Methanex 5.25% 12/15/29	185,000	188,344
Minera Mexico 144A 4.50% 1/26/50 #	200,000	197,187
Newmont Goldcorp 2.80% 10/1/29	190,000	188,441
Novelis 144A 6.25% 8/15/24 #	202,000	212,914

21

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Olin
5.00% 2/1/30	135,000	$ 134,328
5.125% 9/15/27	437,000	454,402
Orbia Advance 144A 5.50% 1/15/48 #	221,000	220,378
RPM International 4.55% 3/1/29	170,000	184,784
Standard Industries
144A 4.75% 1/15/28 #	445,000	460,496
144A 5.00% 2/15/27 #	160,000	166,372
Steel Dynamics 5.00% 12/15/26	505,000	537,647
Suzano Austria 6.00% 1/15/29	500,000	555,174
Univar Solutions USA 144A 5.125% 12/1/27 #	180,000	184,536
US Concrete 6.375% 6/1/24	10,000	10,425
Zekelman Industries 144A 9.875% 6/15/23 #	285,000	300,853

		6,811,464

Capital Goods – 0.34%
Bombardier 144A 6.00% 10/15/22 #	240,000	241,200
Crown Americas 4.75% 2/1/26	463,000	486,890
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	551,000	564,769
Roper Technologies 2.35% 9/15/24	185,000	185,017
TransDigm 144A 6.25% 3/15/26 #	237,000	254,923

		1,732,799

Communications – 0.66%
Altice France 144A 7.375% 5/1/26 #	565,000	604,564
AT&T 4.35% 3/1/29	170,000	187,710
Level 3 Financing 144A 3.875% 11/15/29 #	375,000	378,109
Ooredoo International Finance 144A 5.00% 10/19/25 #	200,000	223,496
Sprint
7.125% 6/15/24	612,000	660,960
7.875% 9/15/23	22,000	24,241
T-Mobile USA
6.375% 3/1/25 =	166,000	0
6.50% 1/15/26	460,000	493,362
6.50% 1/15/26 =	180,000	0
Verizon Communications
4.50% 8/10/33	95,000	111,209
4.522% 9/15/48	35,000	42,158
Vodafone Group
4.25% 9/17/50	110,000	114,588
4.875% 6/19/49	40,000	45,505

22

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Zayo Group 144A 5.75% 1/15/27 #	15,000	$15,343
6.375% 5/15/25	455,000	469,214

		3,370,459

Consumer Cyclical – 1.03%
Allison Transmission 144A 5.875% 6/1/29 #	575,000	621,617
AMC Entertainment Holdings 6.125% 5/15/27	539,000	486,461
Boyd Gaming 6.375% 4/1/26	452,000	483,560
General Motors Financial
4.35% 4/9/25	75,000	78,981
5.25% 3/1/26	95,000	103,575
HD Supply 144A 5.375% 10/15/26 #	290,000	308,074
Hilton Worldwide Finance 4.875% 4/1/27	545,000	578,966
KFC Holding 144A 5.25% 6/1/26 #	470,000	499,434
Lennar 4.75% 5/30/25	115,000	123,802
Levi Strauss & Co. 5.00% 5/1/25	295,000	304,710
Lowe’s
4.05% 5/3/47	5,000	5,379
4.55% 4/5/49	150,000	174,464
MGM Resorts International 5.75% 6/15/25	285,000	318,841
Penn National Gaming 144A 5.625% 1/15/27 #	337,000	350,597
PulteGroup 5.00% 1/15/27	15,000	16,385
Scientific Games International
144A 8.25% 3/15/26 #	375,000	406,678
10.00% 12/1/22	392,000	402,780

		5,264,304

Consumer Non-Cyclical – 0.80%
Alcon Finance 144A 3.00% 9/23/29 #	200,000	202,898
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	125,000	134,164
4.75% 1/23/29	50,000	58,206
Cott Holdings 144A 5.50% 4/1/25 #	272,000	285,597
CVS Health 3.25% 8/15/29	185,000	188,274
Gilead Sciences 4.15% 3/1/47	165,000	184,599
JBS USA
144A 5.75% 6/15/25 #	318,000	330,852
144A 6.50% 4/15/29 #	305,000	338,656
Pilgrim’s Pride 144A 5.75% 3/15/25 #	535,000	556,395
Post Holdings
144A 5.00% 8/15/26 #	311,000	327,266
144A 5.625% 1/15/28 #	160,000	171,172
144A 5.75% 3/1/27 #	295,000	316,710

23

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
United Rentals North America
5.50% 5/15/27	713,000	$762,928
5.875% 9/15/26	5,000	5,363
Verscend Escrow 144A 9.75% 8/15/26 #	225,000	242,443

		4,105,523

Energy – 1.52%
AmeriGas Partners 5.875% 8/20/26	224,000	246,360
Cheniere Corpus Christi Holdings 7.00% 6/30/24	135,000	155,228
Cheniere Energy Partners 5.25% 10/1/25	305,000	314,909
Crestwood Midstream Partners 6.25% 4/1/23	245,000	246,223
Energy Transfer Operating
5.25% 4/15/29	95,000	104,938
6.25% 4/15/49	60,000	70,755
Genesis Energy 6.75% 8/1/22	242,000	237,007
Hilcorp Energy I 144A 5.00% 12/1/24 #	240,000	214,393
Israel Electric 144A 4.25% 8/14/28 #	500,000	545,153
KazMunayGas National 144A 5.375% 4/24/30 #	524,000	604,015
KazTransGas 144A 4.375% 9/26/27 #	381,000	400,288
Marathon Oil 4.40% 7/15/27	130,000	140,071
MPLX
4.00% 3/15/28	30,000	30,755
5.50% 2/15/49	55,000	60,399
Murphy Oil
5.875% 12/1/27	278,000	279,796
6.875% 8/15/24	203,000	212,975
Murphy Oil USA 5.625% 5/1/27	609,000	658,312
Newfield Exploration 5.375% 1/1/26	423,000	454,265
Noble Energy
3.25% 10/15/29	85,000	84,362
3.90% 11/15/24	20,000	20,974
4.20% 10/15/49	15,000	14,549
4.95% 8/15/47	50,000	53,342
5.05% 11/15/44	5,000	5,327
NuStar Logistics 5.625% 4/28/27	228,000	235,940
Precision Drilling 144A 7.125% 1/15/26 #	400,000	350,861
Sabine Pass Liquefaction
5.625% 3/1/25	55,000	61,465
5.75% 5/15/24	110,000	122,519
Saudi Arabian Oil 144A 4.25% 4/16/39 #	250,000	269,439
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	610,000	608,884
Southwestern Energy 7.75% 10/1/27	290,000	252,670

24

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Targa Resources Partners 5.375% 2/1/27	237,000	$241,698
Transocean 144A 9.00% 7/15/23 #	458,000	468,442

		7,766,314

Financials – 0.28%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	240,000	264,024
AerCap Ireland Capital 4.45% 4/3/26	150,000	161,415
Avolon Holdings Funding
144A 3.95% 7/1/24 #	45,000	46,717
144A 4.375% 5/1/26 #	130,000	137,300
E*TRADE Financial 5.875% µy	530,000	555,671
International Lease Finance 8.625% 1/15/22	50,000	56,425
Jefferies Group
4.15% 1/23/30	170,000	175,337
6.45% 6/8/27	10,000	11,760
6.50% 1/20/43	5,000	5,939

		1,414,588

Healthcare – 0.77%
Bausch Health 144A 5.50% 11/1/25 #	630,000	659,925
Charles River Laboratories International 144A 5.50% 4/1/26 #	425,000	453,612
Encompass Health
5.75% 11/1/24	240,000	243,898
5.75% 9/15/25	244,000	256,911
HCA
5.375% 2/1/25	559,000	619,087
5.875% 2/15/26	219,000	247,749
7.58% 9/15/25	219,000	262,526
Hill-Rom Holdings 144A 5.00% 2/15/25 #	242,000	252,990
Hologic 144A 4.625% 2/1/28 #	300,000	317,354
Tenet Healthcare
5.125% 5/1/25	345,000	355,350
8.125% 4/1/22	241,000	263,895
Universal Health Services 144A 5.00% 6/1/26 #	5,000	5,289

		3,938,586

Insurance – 0.26%
HUB International 144A 7.00% 5/1/26 #	360,000	369,909
USI 144A 6.875% 5/1/25 #	468,000	471,505
WellCare Health Plans 144A 5.375% 8/15/26 #	470,000	501,642

		1,343,056

25

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media – 1.24%
AMC Networks 4.75% 8/1/25	505,000	$502,475
CCO Holdings
144A 5.75% 2/15/26 #	218,000	230,760
144A 5.875% 5/1/27 #	569,000	607,307
Charter Communications Operating
4.80% 3/1/50	70,000	73,055
5.05% 3/30/29	100,000	112,757
CSC Holdings
5.25% 6/1/24	5,000	5,387
6.75% 11/15/21	370,000	399,045
144A 7.50% 4/1/28 #	400,000	451,429
144A 7.75% 7/15/25 #	465,000	499,875
Discovery Communications 4.125% 5/15/29	175,000	187,543
Gray Television 144A 5.875% 7/15/26 #	473,000	502,646
Lamar Media
5.375% 1/15/24	155,000	158,873
5.75% 2/1/26	473,000	504,110
Netflix 5.875% 11/15/28	625,000	684,391
Sinclair Television Group 144A 5.125% 2/15/27 #	362,000	366,651
Sirius XM Radio
144A 5.00% 8/1/27 #	470,000	495,862
144A 5.375% 4/15/25 #	286,000	296,722
Time Warner Cable 7.30% 7/1/38	60,000	77,022
Time Warner Entertainment 8.375% 3/15/23	25,000	29,661
Viacom 4.375% 3/15/43	180,000	186,235

		6,371,806

Real Estate Investment Trusts – 0.38%
Crown Castle International 5.25% 1/15/23	125,000	136,178
CyrusOne 5.375% 3/15/27	378,000	416,876
ESH Hospitality 144A 5.25% 5/1/25 #	494,000	511,290
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	160,000	179,400
SBA Communications 4.875% 9/1/24	670,000	696,582

		1,940,326

Services – 0.53%
Advanced Disposal Services 144A 5.625% 11/15/24 #	389,000	407,153
Aramark Services 144A 5.00% 2/1/28 #	285,000	299,970
Ashtead Capital 144A 5.25% 8/1/26 #	570,000	610,451
Avis Budget Car Rental 144A 6.375% 4/1/24 #	104,000	108,593
Covanta Holding 5.875% 7/1/25	233,000	244,164
KAR Auction Services 144A 5.125% 6/1/25 #	200,000	203,748

26

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Services (continued)
Prime Security Services Borrower
144A 5.75% 4/15/26 #	310,000	$324,382
144A 9.25% 5/15/23 #	227,000	239,059
Service Corp. International 4.625% 12/15/27	280,000	291,150

		2,728,670

Technology & Electronics – 0.71%
Apple 2.20% 9/11/29	140,000	138,201
CDK Global
5.00% 10/15/24	161,000	174,482
5.875% 6/15/26	518,000	554,816
CDW Finance 5.00% 9/1/25	156,000	163,018
CommScope Technologies 144A 5.00% 3/15/27 #	192,000	168,969
Global Payments
2.65% 2/15/25	135,000	135,524
3.20% 8/15/29	50,000	50,868
Infor US 6.50% 5/15/22	447,000	456,518
International Business Machines 3.30% 5/15/26	140,000	147,430
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	471,000	491,181
NXP
144A 4.30% 6/18/29 #	15,000	16,040
144A 4.875% 3/1/24 #	90,000	97,786
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	285,000	306,857
SS&C Technologies 144A 5.50% 9/30/27 #	660,000	707,405

		3,609,095

Transportation – 0.32%
Adani Ports & Special Economic Zone 144A 4.375% 7/3/29 #	395,000	409,699
DAE Funding 144A 5.75% 11/15/23 #	554,000	584,700
FedEx 4.05% 2/15/48	140,000	137,275
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #	200,000	129,937
XPO Logistics 144A 6.125% 9/1/23 #	368,000	380,876

		1,642,487

Utilities – 0.67%
Calpine 144A 5.25% 6/1/26 #	443,000	464,021
Duke Energy 4.875%µy	85,000	89,176
Emera 6.75% 6/15/76 µ	225,000	253,467
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	387,000	399,712
Enel 144A 8.75% 9/24/73 #µ	200,000	234,520
Entergy Louisiana 4.95% 1/15/45	5,000	5,429
Entergy Mississippi 2.85% 6/1/28	60,000	61,770
Entergy Texas 3.55% 9/30/49	115,000	119,536

27

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Evergy 2.90% 9/15/29	160,000	$159,538
Evergy Metro 3.65% 8/15/25	25,000	26,662
MidAmerican Energy 3.15% 4/15/50	55,000	55,762
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	500,000	512,213
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ	5,000	5,161
5.25% 4/20/46 µ	60,000	64,624
NextEra Energy Capital Holdings 5.65% 5/1/79 µ	55,000	60,886
PacifiCorp 3.50% 6/15/29	75,000	81,216
Southern California Edison
4.00% 4/1/47	30,000	31,592
4.20% 3/1/29	90,000	99,070
4.875% 3/1/49	45,000	53,921
Southwestern Electric Power 4.10% 9/15/28	165,000	181,489
Vistra Operations 144A 5.50% 9/1/26 #	465,000	490,492

		3,450,257

Total Corporate Bonds (cost $57,950,839)		59,870,658

Leveraged Non-Recourse Security – 0.00%
JPMorgan Fixed Income Pass Through Trust Auction 144A 0.24% 1/15/87 #◆=	1,300,000	1,300

Total Leveraged Non-Recourse Security (cost $1,105,000)		1,300

Municipal Bonds – 6.12%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue (City Center Project) 144A 5.00% 5/1/42 #	500,000	560,350
Arizona Industrial Development Authority (American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	1,000,000	1,148,610
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	1,250,000	1,256,437
Series A-2 6.00% 6/1/42	1,000,000	1,005,690
California Municipal Finance Authority (Senior Lien LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	300,000	349,968
California State (Various Purposes) 5.00% 11/1/43	1,000,000	1,131,880
California Statewide Communities Development Authority (California Baptist University) Series A 6.375% 11/1/43	1,000,000	1,149,540

28

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Capital Trust Agency (University Bridge, LLC Student Housing Project) Series A 144A 5.25% 12/1/58 #	1,000,000	$1,049,690
City of Apple Valley, Minnesota (Minnesota Senior Living Project) Series D 7.25% 1/1/52	1,000,000	1,034,500
City of Chicago, Illinois (General Obligation Bonds Project) Series D 5.50% 1/1/40	1,000,000	1,123,160
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) Series A 5.25% 1/1/45	750,000	840,540
Conley Road Transportation Development District, Missouri 5.375% 5/1/47	500,000	522,735
Cuyahoga County, Ohio (Metrohealth System) 5.50% 2/15/57	1,000,000	1,157,850
Dallas/Fort Worth International Airport, Texas Series H 5.00% 11/1/42 (AMT)	1,000,000	1,058,340
Dominion Water & Sanitation District, Colorado 6.00% 12/1/46	1,000,000	1,069,630
Florida Development Finance Surface Transportation Facilities Revenue (Virgin Trains USA Passenger Rail Project) Series A 144A 6.50% 1/1/49 (AMT)#●	1,150,000	1,088,165
Golden State Tobacco Securitization Settlement Revenue Series A-1 5.25% 6/1/47	500,000	517,535
Illinois State
Series A 5.00% 12/1/34	625,000	708,969
Series A 5.00% 4/1/38	100,000	106,554
Montgomery County Industrial Development Authority Revenue (Whitemarsh Continuing Care Retirement Community Project) Series A 5.375% 1/1/51	250,000	266,517
M-S-R Energy Authority, California Series C 6.50% 11/1/39	1,000,000	1,549,880
New Jersey Transportation Trust Fund Authority (Transportation Program Bonds) Series AA 5.00% 6/15/44	1,000,000	1,091,000
New York Liberty Development Revenue (Goldman Sachs Headquarters) 5.25% 10/1/35	1,000,000	1,361,990
(World Trade Center Project) Class 1-3 144A 5.00% 11/15/44 #	1,000,000	1,104,910
New York State Thruway Authority Series J 5.00% 1/1/41	1,000,000	1,119,130

29

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Palm Beach County, Florida Health Facilities Authority (Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	65,000	$73,085
Series A 7.50% 6/1/49	325,000	366,015
Public Authority for Colorado Energy Natural Gas Revenue 6.50% 11/15/38	1,000,000	1,518,560
Public Finance Authority, Wisconsin (Mary’s Woods at Marylhurst Project) Series A 144A 5.25% 5/15/47 #	1,000,000	1,115,380
Puerto Rico Sales Tax Financing Revenue
Series A-1 4.55% 7/1/40	250,000	258,807
Series A-1 4.75% 7/1/53	1,880,000	1,945,518
Series A-1 5.00% 7/1/58	720,000	756,540
Salt Verde, Arizona Financial Senior Gas Revenue 5.00% 12/1/37	1,000,000	1,335,110
Tobacco Settlement Financing Subordinate Series B 5.00% 6/1/46	500,000	552,810

Total Municipal Bonds (cost $28,790,439)		31,295,395

Non-Agency Commercial Mortgage-Backed Securities – 0.43%
BANK
Series 2017-BNK5 B 3.896% 6/15/60 •	95,000	100,355
Series 2019-BN20 A3 3.011% 9/15/61	250,000	259,160
Benchmark Mortgage Trust Series 2019-B9 A5 4.016% 3/15/52	250,000	278,751
CD Mortgage Trust Series 2019-CD8 A4 2.912% 8/15/57	250,000	256,399
DB-JPM Mortgage Trust Series 2016-C3 A5 2.89% 8/10/49	250,000	256,943
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	100,000	101,285
GS Mortgage Securities Trust
Series 2017-GS6 A3 3.433% 5/10/50	165,000	175,635
Series 2019-GC42 A4 3.001% 9/1/52	250,000	258,606
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	500,000	536,840

Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,221,144)		2,223,974

Sovereign Bonds – 1.18%Δ
Argentina – 0.02%
Argentine Republic Government International Bond 5.625% 1/26/22	229,000	99,915

		99,915

30

		Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Azerbaijan – 0.12%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #		625,000	$617,780

			617,780

Dominican Republic – 0.05%
Dominican Republic International Bond 144A 6.00% 7/19/28 #		250,000	273,527

			273,527

Egypt – 0.10%
Egypt Government International Bond 144A 8.70% 3/1/49 #		466,000	502,253

			502,253

El Salvador – 0.10%
El Salvador Government International Bond 144A 7.125% 1/20/50 #		505,000	513,906

			513,906

Georgia – 0.04%
Georgia Government International Bond 6.875% 4/12/21		200,000	210,992

			210,992

Guatemala – 0.04%
Guatemala Government Bond 144A 4.875% 2/13/28 #		200,000	210,569

			210,569

Indonesia – 0.04%
Indonesia Government International Bond 144A 4.625% 4/15/43 #		200,000	223,130

			223,130

Ivory Coast – 0.06%
Ivory Coast Government International Bond
144A 6.125% 6/15/33 #		207,000	203,278
144A 6.875% 10/17/40 #	EUR	100,000	112,069

			315,347

Mongolia – 0.08%
Mongolia Government International Bond 144A 5.625% 5/1/23 #		393,000	403,483

			403,483

Paraguay – 0.07%
Paraguay Government International Bond 144A 6.10% 8/11/44 #		279,000	336,037

			336,037

Poland – 0.08%
Republic of Poland Government Bond 2.25% 4/25/22	PLN	1,524,000	396,025

			396,025

31

Schedule of investments
Delaware Wealth Builder Fund

		Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Qatar – 0.08%
Qatar Government International Bond 144A 4.00% 3/14/29 #		367,000	$409,499

			409,499

Romania – 0.04%
Romania Government Bond 4.40% 9/25/23	RON	855,000	200,707

			200,707

Russia – 0.09%
Russian Foreign Bond - Eurobond 144A 4.25% 6/23/27 #		400,000	434,800

			434,800

Ukraine – 0.12%
Ukraine Government International Bond 144A 7.75% 9/1/21 #		584,000	612,085

			612,085

Uzbekistan – 0.05%
Republic of Uzbekistan Bond 144A 4.75% 2/20/24 #		250,000	263,062

			263,062

Total Sovereign Bonds (cost $5,978,933)			6,023,117

Supranational Bank – 0.04%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #		202,000	204,009

Total Supranational Bank (cost $202,000)			204,009

US Treasury Obligations – 1.10%
US Treasury Floating Rate Note 1.786% (USBMMY3M + 0.22%) 7/31/21 •		1,700,000	1,700,812
US Treasury Notes
1.50% 9/30/24		2,380,000	2,364,846
1.625% 8/15/29		1,255,000	1,236,641
2.00% 10/31/22		340,000	343,778

Total US Treasury Obligations (cost $5,664,693)			5,646,077

		Number of shares
Preferred Stock – 0.65%
Bank of America 6.50% µ		440,000	498,615
GMAC Capital Trust I 7.695% (LIBOR03M + 5.79%) 2/15/40 •		5,000	129,650
Pebblebrook Hotel Trust 6.375%		46,295	1,165,708
Taubman Centers 6.50%		37,077	939,902
Washington Prime Group 6.875%		28,700	594,411

Total Preferred Stock (cost $3,286,620)			3,328,286

32

	Number of shares	Value (US $)
Rights – 0.00%
DISH Network †	1,405	$955

Total Rights (cost $0)		955

Short-Term Investments – 2.85%
Money Market Mutual Funds – 2.85%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.55%)	2,916,048	2,916,048
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.53%)	2,916,048	2,916,048
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.54%)	2,916,048	2,916,048
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.52%)	2,916,048	2,916,048
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.51%)	2,916,048	2,916,048

Total Short-Term Investments (cost $14,580,240)		14,580,240

Total Value of Securities – 99.30% (cost $487,350,176)		$508,187,435

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2019, the aggregate value of Rule 144A securities was $51,186,574, which represents 10.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Nov. 30, 2019. Rate will reset at a future date.

p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At Nov. 30, 2019, the aggregate value of restricted securities was $7,830,543, which represented 1.53% of the Fund’s net assets. See table on the next page for additional details on restricted securities.

y	No contractual maturity date.

†	Non-income producing security.

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Nov. 30, 2019. For securities based on a published reference rate and spread, the reference rate and

33

Schedule of investments
Delaware Wealth Builder Fund

spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/17	$2,260,169	$2,130,379
Merion Champion’s Walk	2/13/18	58,625	55,258
Merion Champion’s Walk	7/11/18	61,395	55,258
Merion Champion’s Walk	10/22/18	62,331	55,258
Merion Champion’s Walk	2/13/19	63,244	55,259
Merion Countryside	5/11/16	—	1,677,649
Merion Countryside	4/7/17	—	136,025
Merion Countryside	5/3/18	—	75,570
Merion The Ledges	9/26/18	3,515,735	3,455,852
Merion The Ledges	9/12/19	145,357	134,035

Total		$6,166,856	$7,830,543

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at Nov. 30, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	JPY	(355,677)	USD	3,246	12/2/19	$—	$(3)
JPMCB	BRL	852,453	USD	(202,531)	1/10/20	—	(1,348)
JPMCB	EUR	(650,213)	USD	722,630	1/10/20	3,845	—
JPMCB	ZAR	(24,277)	USD	1,631	1/10/20	—	(15)
JPMCB	ZAR	(2,976,218)	USD	202,919	1/10/20	1,044	—

Total Foreign Currency Exchange Contracts						$4,889	$(1,366)

34

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
	E-mini S&P
34	500 Index	$5,344,290	$5,099,427	12/20/19	$244,863	$—	$(17,170)
	US Treasury
4	10 yr Notes	517,438	518,135	3/20/20	—	(697)	(500)

Total Futures Contracts			$5,617,562		$244,863	$(697)	$(17,670)

Swap Contracts

CDS Contracts2

Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared/
Protection Purchased:
CDX.NA.HY.33[5] 12/20/24-
Quarterly	11,000,000	5.00%	$(841,948)	$(647,554)	$(194,394)	$(309)

The use of foreign currency exchange contracts, futures contracts and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the aggregate amount of $(71,359).

5Markit’s CDX.NA.HY Index is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

35

Schedule of investments
Delaware Wealth Builder Fund

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax
BB – Barclays Bank
BNYM – The Bank of New York Mellon
BRL – Brazilian Real
CDS – Credit Default Swap
CDX.NA.HY – Credit Default Swap Index North America High Yield
ETF – Exchange-Traded Fund
EUR – European Monetary Unit
GS – Goldman Sachs
ICE – Intercontinental Exchange
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank, National Association
JPY – Japanese Yen
LIBOR – London Interbank Offered Rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PLN – Polish Zloty
REIT – Real Estate Investment Trust
RON – Romanian New Leu
S&P – Standard & Poor’s
S.F. – Single Family
SPDR – S&P Depositary Receipts
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
USD – US Dollar
yr – Year
ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

36

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Statement of assets and liabilities
Delaware Wealth Builder Fund	November 30, 2019

Assets:
Investments, at value[1]	$508,187,435
Cash collateral due from broker	643,959
Cash	760,264
Foreign currencies, at value[2]	155,185
Dividends and interest receivable	2,323,880
Receivable for securities sold	936,040
Foreign tax reclaims receivable	455,339
Receivable for fund shares sold	122,006
Unrealized appreciation on foreign currency exchange contracts	4,889

Total assets	513,588,997

Liabilities:
Upfront payments received on centrally cleared credit default swap contracts	647,554
Investment management fees payable to affiliates	273,968
Payable for fund shares redeemed	245,699
Payable for securities purchased	191,237
Distribution fees payable to affiliates	133,453
Other accrued expenses	125,214
Swap payments payable	110,000
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	67,673
Variation margin due to broker on futures contracts	17,670
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,649
Accounting and administration expenses payable to affiliates	1,733
Unrealized depreciation on foreign currency exchange contracts	1,366
Legal fees payable to affiliates	914
Variation margin due to broker on centrally cleared credit default swap contracts	309
Reports and statements to shareholders expenses payable to affiliates	293
Trustees’ fees and expenses payable	8

Total liabilities	1,820,740

Total Net Assets	$511,768,257

Net Assets Consist of:
Paid-in capital	$486,227,072
Total distributable earnings (loss)	25,541,185

Total Net Assets	$511,768,257

38

Net Asset Value
Class A:
Net assets	$259,283,299
Shares of beneficial interest outstanding, unlimited authorization, no par	18,502,556
Net asset value per share	$14.01
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$14.86

Class C:
Net assets	$95,672,306
Shares of beneficial interest outstanding, unlimited authorization, no par	6,813,179
Net asset value per share	$14.04

Class R:
Net assets	$1,288,319
Shares of beneficial interest outstanding, unlimited authorization, no par	91,911
Net asset value per share	$14.02

Institutional Class:
Net assets	$155,524,333
Shares of beneficial interest outstanding, unlimited authorization, no par	11,101,502
Net asset value per share	$14.01

[1] Investments, at cost	$487,350,176
[2] Foreign currencies, at cost	157,993

See accompanying notes, which are an integral part of the financial statements.

39

Statement of operations
Delaware Wealth Builder Fund	Year ended November 30, 2019

Investment Income:
Interest	$15,567,599
Dividends	11,423,154
Foreign tax withheld	(134,069)

26,856,684

Expenses:
Management fees	3,469,572
Distribution expenses – Class A	644,255
Distribution expenses – Class C	1,156,240
Distribution expenses – Class R	8,272
Dividend disbursing and transfer agent fees and expenses	504,261
Accounting and administration expenses	136,956
Reports and statements to shareholders expenses	91,805
Registration fees	69,403
Audit and tax fees	65,053
Legal fees	50,635
Custodian fees	36,276
Trustees’ fees and expenses	31,710
Other	71,108

6,335,546
Less expenses paid indirectly	(5,227)

Total operating expenses	6,330,319

Net Investment Income	20,526,365

40

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	$2,509,064
Foreign currencies	(37,051)
Foreign currency exchange contracts	4,196
Futures contracts	(731,135)
Options written	1,323,273
Swap contracts	(240,936)

Net realized gain	2,827,411

Net change in unrealized appreciation (depreciation) of:
Investments	16,630,263
Foreign currencies	(6,089)
Foreign currency exchange contracts	3,547
Futures contracts	210,682
Swap contracts	(303,531)

Net change in unrealized appreciation (depreciation)	16,534,872

Net Realized and Unrealized Gain	19,362,283

Net Increase in Net Assets Resulting from Operations	$39,888,648

*Includes $631,076 related to the General Motors term loan litigation. See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

41

Statements of changes in net assets
Delaware Wealth Builder Fund

	Year ended
	11/30/19	11/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,526,365	$15,203,067
Net realized gain	2,827,411	32,211,435
Net change in unrealized appreciation (depreciation)	16,534,872	(51,994,176)

Net increase (decrease) in net assets resulting from operations	39,888,648	(4,579,674)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(22,227,219)	(7,546,199)
Class C	(9,875,532)	(3,570,496)
Class R	(152,030)	(67,220)
Institutional Class	(15,088,656)	(5,777,766)

	(47,343,437)	(16,961,681)

Capital Share Transactions:
Proceeds from shares sold:
Class A	26,721,168	58,772,382
Class C	6,055,876	6,019,571
Class R	180,663	744,682
Institutional Class	22,726,766	49,348,771

Net assets from merger:*
Class A	—	34,209,151
Class C	—	10,597,997
Class R	—	1,907,750
Institutional Class	—	4,798,603

42

	Year ended
	11/30/19	11/30/18
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$21,081,563	$7,101,684
Class C	9,359,325	3,383,522
Class R	151,066	72,796
Institutional Class	13,671,291	5,187,021

	99,947,718	182,143,930

Cost of shares redeemed:
Class A	(59,772,304)	(73,756,847)
Class C	(54,997,396)	(102,200,279)
Class R	(979,678)	(2,999,542)
Institutional Class	(63,450,417)	(68,536,803)

	(179,199,795)	(247,493,471)

Decrease in net assets derived from capital share transactions	(79,252,077)	(65,349,541)

Net Decrease in Net Assets	(86,706,866)	(86,890,896)

Net Assets:
Beginning of year	598,475,123	685,366,019

End of year	$511,768,257	$598,475,123

*See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

43

Financial highlights

Delaware Wealth Builder Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4,5]
Ratio of net investment income to average net assets[6]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 14 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.09%, 1.09%, and 1.12%, respectively.
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 2.40%, 2.51%, and 2.05%, respectively.

See accompanying notes, which are an integral part of the financial statements.

44

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$14.15	$14.62	$13.64	$13.16	$13.73

0.53	0.35	0.36	0.27	0.32
0.50	(0.43)	0.98	0.52	(0.58)

1.03	(0.08)	1.34	0.79	(0.26)

(0.35)	(0.34)	(0.36)	(0.31)	(0.31)
(0.82)	(0.05)	—	—	—

(1.17)	(0.39)	(0.36)	(0.31)	(0.31)

$14.01	$14.15	$14.62	$13.64	$13.16

8.30% [3]	(0.56% )	9.90%	6.11%	(1.91% )

$259,283	$273,384	$256,157	$270,324	$291,876
1.09%	1.09%	1.09%	1.13%	1.10%
3.91%	2.41%	2.51%	2.04%	2.38%
91%	57%	81%	102%	67%

45

Financial highlights

Delaware Wealth Builder Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4,5]
Ratio of net investment income to average net assets[6]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 14 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.84%, 1.84%, and 1.87%, respectively.
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.65%, 1.76%, and 1.30%, respectively.

See accompanying notes, which are an integral part of the financial statements.

46

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$14.18	$14.65	$13.66	$13.18	$13.75

0.43	0.24	0.25	0.17	0.22
0.49	(0.43)	0.99	0.52	(0.58)

0.92	(0.19)	1.24	0.69	(0.36)

(0.24)	(0.23)	(0.25)	(0.21)	(0.21)
(0.82)	(0.05)	—	—	—

(1.06)	(0.28)	(0.25)	(0.21)	(0.21)

$14.04	$14.18	$14.65	$13.66	$13.18

7.46% [3]	(1.34% )	9.13%	5.30%	(2.63% )

$95,672	$137,403	$225,604	$283,243	$298,833
1.84%	1.84%	1.84%	1.88%	1.85%
3.17%	1.66%	1.76%	1.29%	1.63%
91%	57%	81%	102%	67%

47

Financial highlights

Delaware Wealth Builder Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4,5]
Ratio of net investment income to average net assets[6]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 14 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.34%, 1.34%, and 1.37%, respectively.
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 2.15%, 2.26%, and 1.80%, respectively.

See accompanying notes, which are an integral part of the financial statements.

48

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$14.16	$14.62	$13.63	$13.16	$13.73

0.49	0.31	0.32	0.24	0.29
0.50	(0.42)	0.99	0.51	(0.58)

0.99	(0.11)	1.31	0.75	(0.29)

(0.31)	(0.30)	(0.32)	(0.28)	(0.28)
(0.82)	(0.05)	—	—	—

(1.13)	(0.35)	(0.32)	(0.28)	(0.28)

$14.02	$14.16	$14.62	$13.63	$13.16

8.02% [3]	(0.78% )	9.70%	5.76%	(2.15% )

$1,288	$1,968	$2,320	$3,229	$3,682
1.34%	1.34%	1.34%	1.38%	1.35%
3.66%	2.16%	2.26%	1.79%	2.13%
91%	57%	81%	102%	67%

49

Financial highlights

Delaware Wealth Builder Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4,5]
Ratio of net investment income to average net assets[6]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 14 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 0.84%, 0.84%, and 0.87%, respectively.
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 2.65%, 2.76%, and 2.30%, respectively.

See accompanying notes, which are an integral part of the financial statements.

50

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$14.15	$14.63	$13.64	$13.16	$13.73

0.56	0.38	0.39	0.30	0.36
0.50	(0.43)	0.99	0.52	(0.58)

1.06	(0.05)	1.38	0.82	(0.22)

(0.38)	(0.38)	(0.39)	(0.34)	(0.35)
(0.82)	(0.05)	—	—	—

(1.20)	(0.43)	(0.39)	(0.34)	(0.35)

$14.01	$14.15	$14.63	$13.64	$13.16

8.59% [3]	(0.37% )	10.24%	6.37%	(1.66% )

$155,525	$185,720	$201,285	$149,830	$147,133
0.84%	0.84%	0.84%	0.88%	0.85%
4.16%	2.66%	2.76%	2.29%	2.63%
91%	57%	81%	102%	67%

51

Notes to financial statements
Delaware Wealth Builder Fund	November 30, 2019

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Wealth Builder Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC), instead of a front-end sales charge, of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Other debt securities and credit default swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the

52

settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2019 and for all open tax years (years ended Nov. 30, 2016–Nov. 30, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Nov. 30, 2019, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds – The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement,

53

Notes to financial statements
Delaware Wealth Builder Fund

1. Significant Accounting Policies (continued)

retention of the collateral may be subject to legal proceedings. At Nov. 30, 2019, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gain (loss) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

54

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2019, the Fund earned $4,452 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2019, the Fund earned $775 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

55

Notes to financial statements
Delaware Wealth Builder Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2019, the Fund was charged $23,939 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2019, the Fund was charged $52,219 for these services.

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2019, the Fund was charged $17,027 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2019, DDLP earned $18,557 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2019, DDLP received gross CDSC commissions of $685 and $2,671 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

56

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended Nov. 30, 2019, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:

Purchases other than US government securities	$431,016,205
Purchases of US government securities	38,314,651
Sales other than US government securities	538,045,713
Sales of US government securities	31,664,109

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$491,076,752

Aggregate unrealized appreciation of investments and derivatives	$34,338,460
Aggregate unrealized depreciation of investments and derivatives	(17,174,482)

Net unrealized appreciation of investments and derivatives	$17,163,978

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

57

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

58

The table below and on the following page summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2019:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$309,380,407	$—	$—	$309,380,407
Exchange-Traded Funds	6,111,332	—	—	6,111,332
Limited Partnerships	—	—	7,830,543	7,830,543
Convertible Preferred Stock[1]	6,153,761	3,599,104	—	9,752,865
Corporate Debt	—	105,606,499	—	105,606,499
Leveraged Non-Recourse Security	—	—	1,300	1,300
Municipal Bonds	—	31,295,395	—	31,295,395
Agency, Asset-Backed and Mortgage-Backed Securities	—	6,058,256	—	6,058,256
Foreign Debt	—	6,227,126	—	6,227,126
US Treasury Obligations	—	5,646,077	—	5,646,077
Preferred Stock[1]	2,829,671	498,615	—	3,328,286
Rights	955	—	—	955
Closed End Fund	2,368,154	—	—	2,368,154
Short-Term Investments	14,580,240	—	—	14,580,240

Total Value of Securities	$341,424,520	$158,931,072	$7,831,843	$508,187,435

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$4,889	$—	$4,889
Futures Contracts	244,863	—	—	244,863
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,366)	$—	$(1,366)
Futures Contracts	(697)	—	—	(697)
Swap Contracts	—	(194,394)	—	(194,394)

59

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Total
Convertible Preferred Stock	63.10%	36.90%	100.00%
Preferred Stock	85.02%	14.98%	100.00%

2Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Nov. 30, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets.

60

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Limited Partnerships	Leveraged Non- Recourse Security	Loan Agreements	Total
Beginning balance Nov. 30, 2018	$ 9,669,138	$—	$20,183	$9,689,321
Purchases	213,801	—	—	213,801
Sales	—	—	(20,368)	(20,368)
Return of Capital	(2,223,888)	—	—	(2,223,888)
Net realized loss	—	—	(945)	(945)
Net change in unrealized appreciation (depreciation)	171,492	1,300	1,130	173,922

Ending balance Nov. 30, 2019	$ 7,830,543	$1,300	$—	$7,831,843

Net change in unrealized appreciation from investments still held at the end of the year	$ 171,492	$1,300	$—	$172,792

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

61

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Partnership	$7,830,543	Market cap rate method	Trailing 12 months NOI, adjusted for assets and liabilities; liquidity discount
Leverage
Non-Recourse Security	1,300	Valued by 3rd party	Unadjusted price provided by 3rd party
Total	$7,831,843

A significant change to the inputs may result in a significant change to the valuation.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2019 and 2018 were as follows:

	Year ended
	11/30/19	11/30/18
Ordinary income	$14,605,108	$14,654,949
Long-term capital gain	32,738,329	2,306,732

Total	$47,343,437	$16,961,681

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$486,227,072
Undistributed ordinary income	5,553,957
Undistributed long-term capital gains	2,823,250
Net unrealized appreciation of investments, foreign currencies, and derivatives	17,163,978

Net assets	$511,768,257

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on forward currency contracts, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments, mark-to-market on futures and CDS contracts, and deemed dividend income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, CDS contracts,

62

contingent payment debt instruments, deemed dividend income, and partnership expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2019, the Fund recorded the following reclassifications:

Distributable earnings	$685
Paid-in capital	(685)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/19	11/30/18
Shares sold:
Class A	1,964,437	4,082,871
Class C	450,690	414,960
Class R	13,428	51,084
Institutional Class	1,688,057	3,412,530

Shares from merger:
Class A	—	2,344,699
Class C	—	725,393
Class R	—	130,757
Institutional Class	—	328,897

Shares issued upon reinvestment of dividends and distributions:
Class A	1,666,341	494,157
Class C	744,080	234,968
Class R	11,990	5,054
Institutional Class	1,080,956	360,758

	7,619,979	12,586,128

Shares redeemed:
Class A	(4,444,226)	(5,120,956)
Class C	(4,072,093)	(7,087,765)
Class R	(72,569)	(206,501)
Institutional Class	(4,791,380)	(4,741,179)

	(13,380,268)	(17,156,401)

Net decrease	(5,760,289)	(4,570,273)

63

Notes to financial statements
Delaware Wealth Builder Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2019 and 2018, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions

Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
11/30/19	15,392	61,229	48,707	28,025	$1,042,765
11/30/18	27,361	374,773	298,584	106,942	5,847,175

7. Fund Merger

As of the close of business on Dec. 15, 2017, the Fund acquired all of the assets and liabilities of Delaware Foundation® Growth Allocation Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of Delaware Wealth Builder Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund by a taxable exchange prior to the Reorganization, as shown in the following table:

	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Class A	3,642,448	2,344,699	$34,209,151	0.644
Class C	1,167,237	725,393	10,597,997	0.621
Class R	205,030	130,757	1,907,750	0.638
Institutional Class	507,236	328,897	4,798,603	0.648

The net assets of the Acquiring Fund before the acquisition were $687,884,216. The net assets of the Acquiring Fund immediately following the acquisition were $739,397,717.

If the acquisition had been completed on Dec. 1, 2017, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended Nov 30, 2018, would have been as follows (unaudited):

Net investment income	$15,806,818	(a)
Net realized gain	36,664,200	(b)
Net change in unrealized appreciation (depreciation)	(50,776,959	)(c)

Net increase in net assets resulting from operations	$1,694,059

64

(a)$15,203,067, as reported in the “Statement of operations,” plus $603,751 net investment income from Delaware Foundation® Growth Allocation Fund pre-merger.

(b)$32,211,435, as reported in the “Statement of operations,” plus $4,452,765 net realized gain from Delaware Foundation Growth Allocation Fund pre-merger.

(c)$(51,994,176), as reported in the “Statement of operations,” plus $1,217,217 net change in unrealized appreciation (depreciation) from Delaware Foundation Growth Allocation Fund pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s “Statement of operations” since Dec. 18, 2017.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Fund had no amounts outstanding as of Nov. 30, 2019, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

65

Notes to financial statements
Delaware Wealth Builder Fund

9. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2019, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies and to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Nov. 30, 2019, the Fund posted $219,260 in cash as margin for open futures contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended Nov. 30, 2019, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool.

66

The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no open written option contracts at Nov. 30, 2019.

During the year ended Nov. 30, 2019, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Nov. 30, 2019, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for

67

Notes to financial statements
Delaware Wealth Builder Fund

9. Derivatives (continued)

central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Nov. 30, 2019, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2019, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Nov. 30, 2019, the Fund posted $424,699 in cash collateral for open centrally cleared CDS contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Nov. 30, 2019 were as follows:

		Asset Derivatives Fair Value
Statement of Assets and Liabilities Location		Currency Contracts	Equity Contracts	Total
Unrealized appreciation on foreign currency exchange contracts		$4,889	$ —	$4,889
Variation margin due from broker on futures contracts*		—	244,863	244,863

Total		$4,889	$244,863	$249,752

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$1,366	$ —	$ —	$ 1,366
Variation margin due to brokers on futures contracts*	—	697	—	697
Variation margin due to broker on centrally cleared credit default swap contracts*	—	—	194,394	194,394

Total	1366	$697	$194,394	$195,091

*Includes cumulative appreciation/depreciation of futures and centrally cleared CDS contracts from the date the contracts were opened through Nov. 30, 2019. Only current day variation margin is reported on the “Statement of assets and liabilities.”

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The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2019 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Currency contracts	$4,196	$ —	$ —	$ —	$ 4,196
Interest rate contracts	—	78,431	—	—	78,431
Equity contracts	—	(809,566)	1,323,273	—	513,707
Credit contracts	—	—	—	(240,936)	(240,936)

Total	$4,196	$(731,135)	$1,323,273	$(240,936)	$ 355,398

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$3,547	$ —	$ —	$ 3,547
Interest rate contracts	—	(697)	—	(697)
Equity contracts	—	211,379	—	211,379
Credit contracts	—	—	(303,531)	(303,531)

Total	$3,547	$210,682	$(303,531)	$ (89,302)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2019:

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$ 178,281	$ 275,722
Futures contracts (average notional value)	2,174,982	6,261,162
Options contracts (average notional value)	—	46,690
CDS contracts (average notional value)*	6,588,088	—

*Long represents buying protection and short represents selling protection.

10. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master

69

Notes to financial statements
Delaware Wealth Builder Fund

10. Offsetting (continued)

Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
The Bank of New York Mellon	$—	$(3)	$(3)
JPMorgan Chase Bank	4,889	(1,363)	3,526

Total	$4,889	$(1,366)	$3,523

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
The Bank of New York Mellon	$(3)	$—	$—	$—	$—		$(3)
JPMorgan Chase Bank	3,526	—	—	—	—	3,526

Total	$3,523	$—	$—	$—	$—	$3,523

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may

70

be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2019, the Fund had no securities out on loan.

12. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition

71

Notes to financial statements
Delaware Wealth Builder Fund

12. Credit and Market Risk (continued)

of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2019. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase. The unfunded commitment for the limited partnerships totaled $582,748.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties,

72

through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and restricted securities held by the Fund have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

73

Notes to financial statements
Delaware Wealth Builder Fund

Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that, the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund previously recorded a contingent liability of $901,538 and an asset of $270,461 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

15. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

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16. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2019, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Wealth Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Wealth Builder Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2019, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	69.15%
(B) Ordinary Income Distribution (Tax Basis)[1]	30.85%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[2]	46.21%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1 For the fiscal year ended Nov. 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 57.68%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV, as applicable.

2Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Nov. 30, 2019, certain interest income paid by the Fund has been determined to be Qualified Interest Income and Short Term Capital Gains, which may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2019, the Fund has reported maximum distributions of Qualified Interest Income and Short Term Capital Gains of $5,314,787 and $4,129,603, respectively.

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Wealth Builder Fund at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Wealth Builder Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie

77

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Wealth Builder Fund at a meeting held August 21-22, 2019 (continued)

Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Europe Limited (“MIMEL”) included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MIMGL, MFMHK, and MIMEL concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

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Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMEL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMEL.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the third quartile of its

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Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Wealth Builder Fund at a meeting held August 21-22, 2019 (continued)

Performance Universe and the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with the Fund’s performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b 1 and non-12b 1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

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Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MFMHK in relation to the services being provided to the Fund and in relation to MFMHK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MFMHK in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MIMEL in relation to the services being provided to the Fund and in relation to MIMEL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMEL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

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Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	95	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	95	None
(March 2004–Present)

Managing Member,	95	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	95	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–
Market Manager,		December 2019)
New Jersey Private
Bank (2005–2011) —		Director —
J.P. Morgan Chase & Co.		Santander Bank, N.A.
(December 2016–
December 2019)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

83

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

84

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	95	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)

President —	95	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–Present)
(July 2002–June 2010)
		Director — Drexel
		Morgan & Co.
		(2015–Present)

		Director and Audit Committee
		Member — vTv
		Therapeutics Inc.
		(2017–Present)

		Director and Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
		(2018–Present)

		Director — Federal Reserve
		Bank of Philadelphia
		(January 2020–Present)

Private Investor	95	None
(2004–Present)

85

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

86

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	95	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Strategic
Planning and Reserves
Executive Advisor to Dean		Committee and Nominating
(August 2011–March 2012)		and Governance
and Interim Dean		Committee Member —
(January 2011–July 2011) —		Callon Petroleum Company
University of Miami School of		(December 2019–Present)
Business Administration
Director; Audit
President — U.S. Trust,		Committee Member —
Bank of America Private		Carrizo Oil & Gas, Inc.
Wealth Management		(March 2018–December 2019)
(Private Banking)
(July 2007–December 2008)
Vice Chairman	95	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

87

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

88

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

89

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

90

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	95	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	95	None
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

91

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford
President and	Former Chief Executive	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	Officer	Officer	PNC Financial Services Group
Delaware Funds ®	Private Wealth Management	Assurant, Inc.	Pittsburgh, PA
by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO Janet L. Yeomans Former Vice President and
Jerome D. Abernathy Managing Member Stonebrook Capital Management, LLC Jersey City, NJ	John A. Fry President Drexel University Philadelphia, PA		Treasurer 3M Company St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Wealth Builder Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

92

Annual report

US equity mutual fund

Delaware Small Cap Core Fund

November 30, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Core Fund at delawarefunds.com/literature.

Manage your account online

• Check your account balance and transactions

• View statements and tax forms

• Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Core Fund	December 10, 2019 (Unaudited)

Performance preview (for the year ended November 30, 2019)
Delaware Small Cap Core Fund (Institutional Class shares)	1-year return	+8.06%
Delaware Small Cap Core Fund (Class A shares)	1-year return	+7.79%
Russell 2000® Index (benchmark)	1-year return	+7.51%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Small-cap stocks experienced periods of volatility during the Fund’s fiscal year ended Nov. 30, 2019. The Fund’s benchmark, the Russell 2000 Index, started the fiscal year with a sharp pullback during December 2018 and recovered during the first few months of 2019 to end the period with an increase of 7.51%. Growth stocks led the small-cap market during most of the fiscal year as the Russell 2000® Growth Index advanced 10.93% and the Russell 2000® Value Index gained 3.96%. Larger-cap companies outperformed during the fiscal year, with the Russell 1000® Index gaining 16.10% while the smallest segment of the US equity market, tracked by the Russell Microcap® Index, lagged with a 1.87% return.

The Russell 2000 Index ended the fiscal year trading at a forward price-to-earnings (P/E) ratio of 16.4 after starting the fiscal year at 15.4. The Russell 1000 Index’s P/E of 18.1 placed small-cap stocks at 9% discount relative to large-cap stocks, significantly less than the 4% long-term average premium of small-caps. Sector-level performance within the Russell 2000 Index was mixed during the fiscal year with 12 of 16 sectors advancing and four declining. The strongest performing sectors in the benchmark were technology, credit cyclicals, real estate investment trusts (REITs), capital goods, and utilities, which

In our opinion, Delaware Small Cap Core Fund benefited from:

●   favorable stock selection in business services, finance, healthcare, and communications services

●   the pending acquisitions of 12 companies in the portfolio

●   a macroeconomic environment that favors active managers

●   attractive valuations and earnings growth rates.

Portfolio management review
Delaware Small Cap Core Fund

each advanced more than 10% during the fiscal year. Four sectors in the benchmark declined during the fiscal year, with energy the weakest, followed by companies in the communications services, consumer staples, and media sectors.

On the economic front, the gross domestic product (GDP) growth rate slowed with the third quarter, measuring 2.1%. At 3.5% in November, the unemployment rate remained at historically low levels. While the Conference Board Consumer Confidence Index® (1985=100, SA) trended lower over the year, a November survey of 125.5 continued to indicate confidence. In the manufacturing sector, the Purchasing Managers’ Index (PMI®) has remained below 50 four months in a row; the November report was 48.1%. The National Federation of Independent Business (NFIB) Small Business Optimism Index had a strong reading of 104.7 in November as small business owners understand that they are in a supportive environment.

Source: Bloomberg.

Within the Fund

For the fiscal year ended Nov. 30, 2019, Delaware Small Cap Core Fund Institutional Class shares gained 8.06%. The Fund’s Class A shares rose 7.79% at net asset value (NAV) and 1.59% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark, the Russell 2000 Index, gained 7.51%. For complete annualized performance of Delaware Small Cap Core Fund, please see the table on page 5.

Stock selection drove the Fund’s relative outperformance during the fiscal year, with significant contributions from companies in the business services, finance, healthcare, and communications services sectors. Stock selection in the credit cyclicals, technology, consumer services, and utilities sectors detracted from the Fund’s relative performance.

Genetic-testing and diagnostics-testing company Natera Inc. contributed to the Fund’s performance during the fiscal year. Natera’s two main tests are Panorama, a non-invasive prenatal screening test and Horizon, a carrier screen for inherited diseases. Natera’s screening volumes for Panorama and Horizon continued to grow during the period and the company was able to increase pricing, which further improved revenues and margins. Natera progressed with its plans to develop personalized cancer monitoring by announcing a partnership with Foundation Medicine Inc. to develop and commercialize personalized circulating tumor DNA monitoring assays, which should accelerate the company’s progress in oncology.

During the Fund’s fiscal year, 12 holdings announced plans to be acquired. The Fund’s first takeout was announced in February, when Roche Holding AG announced it had entered into a definitive agreement to acquire Spark Therapeutics Inc. in an all-cash transaction with a total equity value of $4.8 billion. A contributor to the Fund’s performance, Spark Therapeutics is a pioneer in gene therapy, leveraging fundamental discoveries that the company made at the Children’s Hospital of Philadelphia. The company’s gene therapies have the potential to produce long-lasting effects after a patient receives a single dose. Two of its therapies, LUXTURNA®, to treat inherited retinal disease, and fidanacogene elaparvovec, to treat hemophilia B, have already received breakthrough therapy designations from the US Food and Drug Administration (FDA). (Spark Therapeutics transitioned fidanacogene elaparvovec, formerly known as SPK-9001, to its collaborator, Pfizer Inc., in February 2019.) LUXTURNA has also been awarded a rare pediatric disease designation and an orphan product designation from the FDA, making it the first FDA-approved gene therapy for a genetic disease. Following the announcement of the acquisition, we trimmed the Fund’s position in

Spark Therapeutics and continue to hold the shares until we receive cash when the deal closes in December.

Q2 Holdings Inc., a contributor to performance, is modernizing the online banking market by providing next generation, cloud-based solutions that address the increasingly complex demands of retail and corporate banking customers. Q2 has generated consistently strong revenue growth by winning more new deals with larger customers, and cross-selling existing customers new solutions and add-on technologies. The company has improved its profitability, is growing cash flow, and trades at what we consider to be an attractive valuation.

A detractor from the Fund’s relative performance during the fiscal year, Merit Medical Systems Inc. is a medical-device company engaged in the development, manufacture, and distribution of proprietary disposable medical devices used in interventional, diagnostic, and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care, and endoscopy. Shares of Merit Medical detracted during the fiscal year as the stock sold off when the company lowered its sales expectations. The main headwinds faced by the company were slower-than-expected sales from Cianna Medical, a wire-free breast-cancer location system, and ClariVein®, a specialty infusion and occlusion catheter system. Both were recent company acquisitions. Merit Medical’s management is focused on improving its financial issues and has established parameters for cash flow and improvements to operating efficiency. While we were disappointed with the company’s recent results, as longer-term investors, we view Merit Medical’s valuation as attractive and believe the company is taking necessary steps to improve its earnings.

In the credit cyclicals sector, Tenneco Inc. also detracted from performance. Tenneco designs, manufactures, and distributes engineered products for automobiles and commercial trucks. Tenneco operates two businesses, Aftermarket and Ride Performance, which the company calls DRiV, and Powertrain Technology. Tenneco expected to spinoff the DRiV business in the second half of 2019 but had to delay due to end-market headwinds that have pressured its financials. We remain invested in Tenneco as its valuation is discounted and management is committed to taking strategic actions to reduce leverage and keep the spinoff timeline moving forward, in our opinion.

Granite Construction Inc., a civil contractor and construction-materials producer, detracted from performance. Granite’s principal projects are infrastructure-related and include bridges, tunnels, rail, and road. During the fiscal year, shares of Granite underperformed as issues in its Heavy Civil group hurt the company’s earnings before interest, taxes, depreciation and amortization (EBITDA). Management acknowledged disappointment in the results from its Heavy Civil group and accelerated a strategic review of the business that resulted in a replacement of the group’s management and implementation of a new project-pricing model to mitigate risk. Granite plans to continue reducing the projects in its Heavy Civil business as it focuses on growing its construction, materials, water, and transportation segments. In our view, Granite’s backlog is healthy, the funding environment is robust, and the company continues to win new business in markets where it has a strategic advantage.

With respect to sector positioning, the Fund ended the fiscal period with its largest relative overweight positions in basic materials, capital goods, utilities, finance, and REITs. The largest sector underweights were in energy, credit cyclicals, transportation, and consumer staples. On balance, we believe the macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to

Portfolio management review
Delaware Small Cap Core Fund

maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders.

We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

Performance summary
Delaware Small Cap Core Fund	November 30, 2019 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1],[2]	Average annual total returns through November 30, 2019
	1 year	5 year	10 year	Lifetime
Class A (Est. Dec. 29, 1998)
Excluding sales charge	+7.79%	+8.44%	+13.70%	+10.40%
Including sales charge	+1.59%	+7.16%	+13.04%	+10.09%
Class C (Est. Aug. 1, 2005)
Excluding sales charge	+6.99%	+7.64%	+12.85%	+7.16%
Including sales charge	+6.03%	+7.64%	+12.85%	+7.16%
Class R (Est. Aug. 1, 2005)
Excluding sales charge	+7.55%	+8.18%	+13.42%	+7.70%
Including sales charge	+7.55%	+8.18%	+13.42%	+7.70%
Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+8.06%	+8.72%	+13.98%	+10.59%
Including sales charge	+8.06%	+8.72%	+13.98%	+10.59%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+8.20%	—	—	+12.46%
Including sales charge	+8.20%	—	—	+12.46%
Russell 2000 Index	+7.51%	+8.22%	+12.38%	+8.09%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual

Performance summary

Delaware Small Cap Core Fund

12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any 12b-1 fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies. REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.12%	1.87%	1.37%	0.87%	0.74%
Net expenses (including fee waivers, if any)	1.12%	1.87%	1.37%	0.87%	0.74%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2009 through Nov. 30, 2019

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 2009. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe.

It includes those Russell 2000

companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell Microcap Index, mentioned on page 1, measures almost 1,550 small-cap and micro-cap stocks, including the smallest 1,000 companies in the Russell 2000 Index, plus 1,000 smaller US-based listed stocks.

The Conference Board Consumer Confidence Index, mentioned on page 2, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for

Performance summary

Delaware Small Cap Core Fund

six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

The NFIB Small Business Optimism Index, mentioned on page 2, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

The Purchasing Managers’ Index (PMI), mentioned on page 2, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally declining.

The price-to-earnings (P/E) ratio is a valuation ratio of a company’s current share price compared to its earnings per share. In this case, P/E is calculated using consensus forecasted earnings per share for the next 12 months.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859
Class R6	DCZRX	24610B826

Disclosure of Fund expenses

For the six-month period from June 1, 2019 to November 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2019 to Nov. 30, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from June 1, 2019 to November 30, 2019 (Unaudited)

Delaware Small Cap Core Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/19	11/30/19	Expense Ratio	6/1/19 to 11/30/19*
Actual Fund return†
Class A	$1,000.00	$1,126.20	1.10%	$5.86
Class C	1,000.00	1,122.40	1.85%	9.84
Class R	1,000.00	1,125.50	1.35%	7.19
Institutional Class	1,000.00	1,127.90	0.85%	4.53
Class R6	1,000.00	1,128.70	0.72%	3.84

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.55	1.10%	$5.57
Class C	1,000.00	1,015.79	1.85%	9.35
Class R	1,000.00	1,018.30	1.35%	6.83
Institutional Class	1,000.00	1,020.81	0.85%	4.31
Class R6	1,000.00	1,021.46	0.72%	3.65

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation and

top 10 equity holdings

Delaware Small Cap Core Fund	As of November 30, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	97.82%
Basic Materials	8.43%
Business Services	4.79%
Capital Goods	10.12%
Communications Services	1.25%
Consumer Discretionary	3.66%
Consumer Services	2.74%
Consumer Staples	2.09%
Credit Cyclicals	0.93%
Energy	0.48%
Financials	17.96%
Healthcare	16.86%
Information Technology	14.13%
Media	0.43%
Real Estate Investment Trusts	8.64%
Transportation	0.68%
Utilities	4.63%
Short-Term Investments	2.08%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Spire	1.65%
South Jersey Industries	1.60%
Steven Madden	1.52%
First Industrial Realty Trust	1.41%
NorthWestern	1.37%
Q2 Holdings	1.36%
Repligen	1.29%
Federal Signal	1.24%
CONMED	1.24%
Stifel Financial	1.23%

Schedule of investments

Delaware Small Cap Core Fund	November 30, 2019

	Number of shares	Value (US $)
Common Stock – 97.82%
Basic Materials – 8.43%
Balchem	342,317	$34,105,043
Boise Cascade	1,527,079	57,906,836
Coeur Mining †	3,014,830	19,777,285
Continental Building Products †	1,678,273	61,743,664
Kaiser Aluminum	525,813	57,618,588
Minerals Technologies	987,777	53,339,958
Neenah	794,753	57,842,123
Quaker Chemical	217,267	32,422,754
Worthington Industries	1,251,712	47,940,570

		422,696,821

Business Services – 4.79%
ABM Industries	1,256,242	47,724,634
ASGN†	724,138	48,524,487
BrightView Holdings †	1,704,981	27,347,895
Casella Waste Systems Class A †	1,052,363	49,155,876
Mobile Mini	624,531	23,707,197
US Ecology	792,137	43,559,614

		240,019,703

Capital Goods – 10.12%
Applied Industrial Technologies	770,625	49,204,406
Barnes Group	503,036	29,774,701
Belden	627,539	33,723,946
Columbus McKinnon	1,078,221	44,293,319
ESCO Technologies	392,430	34,561,310
Federal Signal	1,894,122	62,392,379
Granite Construction	955,929	24,624,731
Kadant	413,546	40,279,380
MasTec †	731,882	48,553,052
MYR Group †	1,015,289	34,885,330
Rexnord †	1,013,513	32,016,876
Tetra Tech	667,527	58,935,959
Woodward	119,649	13,973,807

		507,219,196

Communications Services – 1.25%
ATN International	422,504	23,723,600
InterXion Holding †	459,248	39,054,450

		62,778,050

Consumer Discretionary – 3.66%
American Eagle Outfitters	2,902,340	43,448,030
Five Below †	246,271	30,466,185

	Number of shares	Value (US $)
Common Stock (continued)
Consumer Discretionary (continued)
Malibu Boats Class A †	852,093	$33,691,757
Steven Madden	1,789,631	76,005,628

		183,611,600

Consumer Services – 2.74%
Cheesecake Factory	1,014,257	44,231,748
Chuy’s Holdings †	537,335	15,485,995
Jack in the Box	626,453	49,671,458
Wendy’s	1,310,505	28,097,227

		137,486,428

Consumer Staples – 2.09%
J&J Snack Foods	250,937	46,423,345
Prestige Consumer Healthcare †	1,539,726	58,155,451

		104,578,796

Credit Cyclicals – 0.93%
Taylor Morrison Home †	1,585,357	36,811,989
Tenneco Class A	794,058	9,838,379

		46,650,368

Energy – 0.48%
NexTier Oilfield Solutions †	1,932,959	9,258,874
Patterson-UTI Energy	1,400,028	12,516,250
SRC Energy †	622,123	2,220,979

		23,996,103

Financials – 17.96%
American Equity Investment Life Holding	1,802,712	53,576,601
Bryn Mawr Bank	530,334	20,826,216
CenterState Bank	1,998,553	50,823,203
City Holding	372,506	29,606,777
Essent Group	1,079,428	58,990,740
First Bancorp	836,436	32,704,648
First Financial Bancorp	2,129,084	51,779,323
First Interstate BancSystem Class A	892,912	37,591,595
Great Western Bancorp	1,531,624	52,641,917
Hamilton Lane Class A	556,494	32,276,652
Independent Bank	492,709	41,486,098
Independent Bank Group	930,622	53,631,746
Kemper	213,162	15,756,935
MGIC Investment	2,592,459	37,357,334
Old National Bancorp	2,923,222	52,851,854
Primerica	115,792	15,497,601
Selective Insurance Group	562,071	37,220,342
Stifel Financial	988,031	61,771,698
Umpqua Holdings	1,926,870	31,542,862

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (US $)

Common Stock (continued)
Financials (continued)
United Community Banks	1,230,965	$38,159,915
Valley National Bancorp	3,793,782	43,931,995
WesBanco	601,836	21,954,977
WSFS Financial	635,630	28,342,742

		900,323,771

Healthcare – 16.86%
Adamas Pharmaceuticals †	1,715,010	10,204,309
Agios Pharmaceuticals †	710,686	27,645,685
CONMED	549,111	62,197,803
CryoLife †	1,352,326	33,443,022
Intercept Pharmaceuticals †	387,446	41,987,523
Ligand Pharmaceuticals †	450,346	50,889,098
Medicines †	695,314	58,545,439
Merit Medical Systems †	1,302,640	36,473,920
Natera †	1,342,725	48,996,035
NuVasive †	674,674	48,738,450
Quidel †	839,281	57,591,462
Repligen †	730,845	64,862,494
Retrophin †	2,345,502	32,532,113
Spark Therapeutics †	141,745	15,753,539
Spectrum Pharmaceuticals †	2,421,695	21,746,821
Supernus Pharmaceuticals †	1,065,960	24,922,145
Tabula Rasa HealthCare †	739,351	32,982,448
Teladoc Health †	590,228	49,425,693
Ultragenyx Pharmaceutical †	945,227	37,478,250
Vanda Pharmaceuticals †	2,405,753	40,248,248
Wright Medical Group †	1,629,900	48,522,123

		845,186,620

Information Technology – 14.13%
Anixter International †	303,299	26,035,186
Blackbaud	239,584	19,856,722
Brooks Automation	1,107,589	49,586,759
Chegg †	637,904	24,731,538
ExlService Holdings †	812,032	56,687,954
II-VI †	1,407,983	41,099,024
j2 Global	618,231	59,980,772
LendingTree †	56,532	20,381,482
MACOM Technology Solutions Holdings †	283,769	7,000,581
MaxLinear †	1,899,915	37,751,311
Mimecast †	442,558	19,627,447
NETGEAR †	808,024	20,289,483
Paylocity Holding †	161,305	19,730,828

	Number of shares	Value (US $)

Common Stock (continued)
Information Technology (continued)
Plantronics	704,817	$17,860,063
Q2 Holdings †	810,085	68,395,476
Rapid7 †	880,591	49,374,737
Semtech †	938,440	45,476,802
Silicon Laboratories †	358,938	38,022,302
WNS Holdings ADR †	906,651	57,227,811
Yelp †	839,016	29,097,075

		708,213,353

Media – 0.43%
Nexstar Media Group Class A	201,960	21,753,112

		21,753,112

Real Estate Investment Trusts – 8.64%
American Assets Trust	684,030	32,511,946
Armada Hoffler Properties	1,759,436	31,775,414
Cousins Properties	702,443	28,441,917
EastGroup Properties	423,194	57,634,791
First Industrial Realty Trust	1,660,461	70,702,429
Kite Realty Group Trust	2,399,845	46,437,001
Mack-Cali Realty	1,512,031	32,342,343
Pebblebrook Hotel Trust	1,581,191	41,427,204
Physicians Realty Trust	2,310,073	44,330,301
RPT Realty	3,234,478	47,805,585

		433,408,931

Transportation – 0.68%
Hub Group Class A †	669,090	34,170,426

		34,170,426

Utilities – 4.63%
NorthWestern	962,094	68,857,068
South Jersey Industries	2,574,581	80,429,910
Spire	1,068,024	82,686,418

		231,973,396

Total Common Stock (cost $4,606,030,694)		4,904,066,674

Short-Term Investments – 2.08%
Money Market Mutual Funds – 2.08%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.55%)	20,811,841	20,811,840
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.53%)	20,811,840	20,811,840
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.54%)	20,811,840	20,811,840

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.52%)	20,811,840	$20,811,840
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.51%)	20,811,840	20,811,840

Total Short-Term Investments (cost $104,059,201)		104,059,200

Total Value of Securities – 99.90% (cost $4,710,089,895)		$5,008,125,874

†	Non-income producing security.

Summary of Abbreviations:

ADR – American Depositary Receipt

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Small Cap Core Fund	November 30, 2019

Assets:
Investments, at value[1]	$5,008,125,874
Cash	3,076,402
Receivable for fund shares sold	7,580,981
Dividends and interest receivable	4,142,905

Total assets	5,022,926,162

Liabilities:
Payable for fund shares redeemed	3,075,569
Investment management fees payable to affiliates	2,590,531
Payable for securities purchased	2,496,921
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	791,597
Other accrued expenses	318,430
Reports and statements to shareholders expenses payable to non-affiliates	182,259
Distribution fees payable to affiliates	181,581
Dividend disbursing and transfer agent fees and expenses payable to affiliates	34,939
Accounting and administration expenses payable to affiliates	13,774
Legal fees payable to affiliates	8,475
Reports and statements to shareholders expenses payable to affiliates	2,869
Trustees’ fees and expenses payable to affiliates	72

Total liabilities	9,697,017

Total Net Assets	$5,013,229,145

Net Assets Consist of:
Paid-in capital	$4,651,810,354
Total distributable earnings (loss)	361,418,791

Total Net Assets	$5,013,229,145

Statement of assets and liabilities

Delaware Small Cap Core Fund

Net Asset Value
Class A:
Net assets	$279,872,013
Shares of beneficial interest outstanding, unlimited authorization, no par	12,062,215
Net asset value per share	$23.20
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$24.62

Class C:
Net assets	$139,807,523
Shares of beneficial interest outstanding, unlimited authorization, no par	6,870,453
Net asset value per share	$20.35

Class R:
Net assets	$27,630,851
Shares of beneficial interest outstanding, unlimited authorization, no par	1,237,595
Net asset value per share	$22.33

Institutional Class:
Net assets	$3,888,603,460
Shares of beneficial interest outstanding, unlimited authorization, no par	163,294,927
Net asset value per share	$23.81

Class R6:
Net assets	$677,315,298
Shares of beneficial interest outstanding, unlimited authorization, no par	28,401,339
Net asset value per share	$23.85

[1] Investments, at cost	$4,710,089,895

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Small Cap Core Fund	Year ended November 30, 2019

Investment Income:
Dividends	$55,984,542
Interest	609,270

56,593,812

Expenses:
Management fees	29,143,688
Dividend disbursing and transfer agent fees and expenses	6,069,617
Distribution expenses — Class A	669,290
Distribution expenses — Class C	1,449,261
Distribution expenses — Class R	136,110
Accounting and administration expenses	831,502
Reports and statements to shareholders expenses	593,240
Registration fees	285,745
Trustees’ fees and expenses	260,174
Legal fees	198,154
Custodian fees	141,220
Audit and tax fees	36,013
Other	131,712

39,945,726
Less expenses paid indirectly	(20,821)

Total operating expenses	39,924,905

Net Investment Income	16,668,907

Net Realized and Unrealized Gain:
Net realized gain on investments	59,919,437
Net change in unrealized appreciation (depreciation) of investments	298,900,482

Net Realized and Unrealized Gain	358,819,919

Net Increase in Net Assets Resulting from Operations	$375,488,826

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Small Cap Core Fund

	Year ended
	11/30/19	11/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,668,907	$13,516,669
Net realized gain	59,919,437	343,964,368
Net change in unrealized appreciation (depreciation)	298,900,482	(438,421,978)

Net increase (decrease) in net assets resulting from operations	375,488,826	(80,940,941)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(23,201,283)	(24,118,583)
Class C	(15,155,451)	(12,756,944)
Class R	(2,408,871)	(2,553,434)
Institutional Class	(284,199,890)	(170,782,143)
Class R6	(35,356,232)	(3,959,994)

	(360,321,727)	(214,171,098)

Capital Share Transactions:
Proceeds from shares sold:
Class A	75,268,971	122,183,732
Class C	12,865,967	55,673,270
Class R	5,369,377	9,215,190
Institutional Class	1,456,229,567	2,097,348,975
Class R6	321,865,935	501,388,246

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	22,970,955	23,939,317
Class C	15,002,741	12,623,788
Class R	2,408,397	2,553,432
Institutional Class	234,609,635	138,241,898
Class R6	33,313,487	3,959,994

	2,179,905,032	2,967,127,842

	Year ended
	11/30/19	11/30/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(103,447,595)	$(161,013,497)
Class C	(49,231,885)	(40,269,838)
Class R	(7,898,063)	(14,304,721)
Institutional Class	(1,255,551,504)	(819,289,460)
Class R6	(115,555,694)	(125,112,319)

	(1,531,684,741)	(1,159,989,835)

Increase in net assets derived from capital share transactions	648,220,291	1,807,138,007

Net Increase in Net Assets	663,387,390	1,512,025,968

Net Assets:
Beginning of year	4,349,841,755	2,837,815,787

End of year	$5,013,229,145	$4,349,841,755

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$23.91	$25.74	$22.23	$20.32	$20.43

0.03	0.05	(0.03)	(0.02)	(0.04)
1.25	0.04	3.78	2.52	1.01

1.28	0.09	3.75	2.50	0.97

(0.02)	—	—	—	—
(1.97)	(1.92)	(0.24)	(0.59)	(1.08)

(1.99)	(1.92)	(0.24)	(0.59)	(1.08)

$23.20	$23.91	$25.74	$22.23	$20.32

7.79%	0.44%	17.02%	12.86%	4.86%

$279,872	$288,721	$324,710	$358,054	$266,427
1.10%	1.12%	1.18%	1.24%	1.28%
0.15%	0.19%	(0.12% )	(0.09% )	(0.22% )
34%	38%	54%	43%	38%

Financial highlights

Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$21.38	$23.38	$20.36	$18.80	$19.11

(0.11)	(0.13)	(0.19)	(0.15)	(0.18)
1.05	0.05	3.45	2.30	0.95

0.94	(0.08)	3.26	2.15	0.77

(1.97)	(1.92)	(0.24)	(0.59)	(1.08)

(1.97)	(1.92)	(0.24)	(0.59)	(1.08)

$20.35	$21.38	$23.38	$20.36	$18.80

6.99%	(0.31% )	16.17%	12.01%	4.11%

$139,808	$168,400	$154,837	$126,787	$99,019
1.85%	1.87%	1.93%	1.99%	2.03%
(0.60%)	(0.56% )	(0.87% )	(0.84% )	(0.97% )
34%	38%	54%	43%	38%

Financial highlights

Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$23.12	$25.01	$21.66	$19.86	$20.04

(0.02)	(0.02)	(0.08)	(0.06)	(0.09)
1.20	0.05	3.67	2.45	0.99

1.18	0.03	3.59	2.39	0.90

(1.97)	(1.92)	(0.24)	(0.59)	(1.08)

(1.97)	(1.92)	(0.24)	(0.59)	(1.08)

$22.33	$23.12	$25.01	$21.66	$19.86

7.55%	0.19%	16.73%	12.60%	4.60%

$27,631	$28,138	$33,112	$31,416	$28,178
1.35%	1.37%	1.43%	1.49%	1.53%
(0.10% )	(0.06% )	(0.37% )	(0.34% )	(0.47% )
34%	38%	54%	43%	38%

Financial highlights

Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$24.50	$26.29	$22.66	$20.65	$20.69

0.09	0.11	0.03	0.03	0.01
1.28	0.05	3.86	2.57	1.03

1.37	0.16	3.89	2.60	1.04

(0.09)	(0.03)	(0.02)	—	—
(1.97)	(1.92)	(0.24)	(0.59)	(1.08)

(2.06)	(1.95)	(0.26)	(0.59)	(1.08)

$23.81	$24.50	$26.29	$22.66	$20.65

8.06%	0.69%	17.31%	13.15%	5.15%

$3,888,603	$3,451,251	$2,275,563	$1,271,533	$620,220
0.85%	0.87%	0.93%	0.99%	1.03%
0.40%	0.44%	0.13%	0.16%	0.03%
34%	38%	54%	43%	38%

Financial highlights

Delaware Small Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period.

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

			5/2/16[1] to 11/30/16
Year ended
11/30/19	11/30/18	11/30/17
$24.54	$26.32	$22.68	$19.09
0.12	0.15	0.06	0.03
1.28	0.05	3.86	3.56

1.40	0.20	3.92	3.59

(0.12)	(0.06)	(0.04)	—
(1.97)	(1.92)	(0.24)	—

(2.09)	(1.98)	(0.28)	—

$23.85	$24.54	$26.32	$22.68

8.20%	0.86%	17.45%	18.81%

$677,315	$413,332	$49,594	$2
0.72%	0.74%	0.79%	0.82%
0.53%	0.57%	0.27%	0.29%
34%	38%	54%	43%	[4]

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2019

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2019 and for all open tax years (years ended Nov. 30, 2016-Nov. 30, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Nov. 30, 2019, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares are not allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Nov. 30, 2019, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included

Notes to financial statements

Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

under “Less expenses paid indirectly.” For the year ended Nov. 30, 2019, the Fund earned $17,339 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2019, the Fund earned $3,482 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub- Advisors”), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2019, the Fund was charged $171,619 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2019, the Fund was charged $438,781 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment

Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A shares, Class C shares, and Class R shares, respectively. These fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2019, the Fund was charged $122,876 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2019, DDLP earned $29,307 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2019, DDLP received gross CDSC commissions of $34,050 and $19,882, on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Nov. 30, 2019 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2019, the Fund engaged in Rule 17a-7 securities purchases of $8,465,620 and securities sales of $1,054,248, which resulted in a net realized loss of $1,612,255.

Notes to financial statements

Delaware Small Cap Core Fund

3. Investments

For the year ended Nov. 30, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,834,482,312
Sales	1,585,687,659

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$4,740,969,962

Aggregate unrealized appreciation of investments	$630,547,109
Aggregate unrealized depreciation of investments	(363,391,197)

Net unrealized appreciation of investments	$267,155,912

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2019:

Level 1
Securities
Assets:
Common Stock	$4,904,066,674
Short-Term Investments	104,059,200

Total Value of Securities	$5,008,125,874

During the year ended Nov. 30, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2019 and 2018 was as follows:

	Year ended
	11/30/19	11/30/18
Ordinary Income	$17,281,911	$28,212,954
Long-term capital gain	343,039,816	185,958,144

Total	$360,321,727	$214,171,098

Notes to financial statements

Delaware Small Cap Core Fund

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,651,810,354
Undistributed ordinary income	21,190,575
Undistributed long-term capital gains	73,072,304
Net unrealized appreciation of investments	267,155,912

Net assets	$5,013,229,145

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/19	11/30/18
Shares sold:
Class A	3,525,026	4,906,025
Class C	698,490	2,466,280
Class R	259,057	380,376
Institutional Class	67,539,219	81,160,139
Class R6	14,982,914	19,845,721

Shares issued upon reinvestment of dividends and distributions:
Class A	1,278,296	1,011,807
Class C	945,352	592,386
Class R	138,973	111,309
Institutional Class	12,750,523	5,714,837
Class R6	1,809,532	163,636

	103,927,382	116,352,516

Shares redeemed:
Class A	(4,815,693)	(6,460,395)
Class C	(2,650,192)	(1,805,769)
Class R	(377,314)	(598,874)
Institutional Class	(57,842,998)	(32,589,388)
Class R6	(5,236,194)	(5,048,255)

	(70,922,391)	(46,502,681)

Net increase	33,004,991	69,849,835

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2019 and 2018, the Fund had the following exchange transactions:

	Exchange Redemptions				Exchange Subscriptions
			Institutional			Institutional
	Class A	Class C	Class	Class R6	Class A	Class	Class R6
Year ended	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Value
11/30/19	28,993	16,061	1,919,173	153,502	1,548	194,245	1,916,718	$49,384,010
11/30/18	18,792	14,031	153,738	—	10,080	20,821	153,562	4,907,742

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Fund, along with the other Participants, entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Fund had no amounts outstanding as of Nov. 30, 2019, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be

Notes to financial statements

Delaware Small Cap Core Fund

8. Securities Lending (continued)

more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations; commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2019, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2019. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2019, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Core Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2019, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	95.20%
(B) Ordinary Income Distributions (Tax Basis)[1]	4.80%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[2]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

[1]

For the fiscal year ended Nov. 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 100.00%. Complete information will be compiled and reported in conjunction with your 2019 Form 1099-DIV.

[2]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Nov. 30, 2019, certain interest income paid by the Fund, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2019, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $8,257,711.

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Small Cap Core Fund at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”), included materials provided by DMC and its affiliates (collectively, “Macquarie

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Small Cap Core Fund at a meeting held August 21-22, 2019 (continued)

Investment Management”), MIMGL, and MFMHK, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe and the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Small Cap Core Fund at a meeting held August 21-22, 2019 (continued)

comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MFMHK in relation to the services being provided to the Fund and in relation to MFMHK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MFMHK in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K.Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	95	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas —UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	95	None
(March 2004–Present)

Managing Member,	95	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	95	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–
Market Manager,		December 2019)
New Jersey Private
Bank (2005–2011) —		Director —
J.P. Morgan Chase & Co.		Santander Bank, N.A.
(December 2016–
December 2019)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	95	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)
President —	95	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–Present)
(July 2002–June 2010)
Director — Drexel
Morgan & Co.
(2015–Present)

Director and Audit Committee
Member — vTv
Therapeutics Inc.
(2017–Present)

Director and Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
(2018–Present)

Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)
Private Investor	95	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	95	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Strategic
Planning and Reserves
Executive Advisor to Dean		Committee and Nominating
(August 2011–March 2012)		and Governance
and Interim Dean		Committee Member —
(January 2011–July 2011) —		Callon Petroleum Company
University of Miami School of		(December 2019–Present)
Business Administration

Director; Audit
President — U.S. Trust,		Committee Member —
Bank of America Private		Carrizo Oil & Gas, Inc.
Wealth Management		(March 2018–December 2019)
(Private Banking)
(July 2007–December 2008)
Vice Chairman	95	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial Services Group		(December 2013–Present) Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served

Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	95	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	95	None
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford

President and

Chief Executive Officer

Delaware Funds ®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd. Golden, CO

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

58

Annual report

US equity mutual fund

Delaware Small Cap Value Fund

November 30, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Value Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Value Fund	December 10, 2019 (Unaudited)

Performance preview (for the year ended November 30, 2019)
Delaware Small Cap Value Fund (Institutional Class shares)	1-year return	+8.95%
Delaware Small Cap Value Fund (Class A shares)	1-year return	+8.69%
Russell 2000® Value Index (benchmark)	1-year return	+3.96%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Small-cap value stocks experienced substantial volatility during the Fund’s fiscal year ended Nov. 30, 2019, finishing the period with a positive return. During the fiscal year, growth companies outperformed value companies across the US market cap spectrum, as investors continued to favor momentum over quality. The performance disparity between value companies and growth companies was significant in small-cap equities throughout the fiscal year – the Russell 2000 Value Index gained 3.96% while the Russell 2000® Growth Index rose 10.93%.

Sector-level performance within the Fund’s benchmark, the Russell 2000 Value Index, was mixed during the fiscal period. The strongest-performing sectors of the benchmark were technology, business services, and real estate investment trusts (REITs), each of which advanced more than 10% during the period. Four sectors in the benchmark declined during the period, with energy being the weakest, followed by companies in the healthcare, consumer staples, and consumer services sectors.

The gross domestic product (GDP) growth rate slowed but remained positive during the fiscal year. The unemployment rate remained at historically low levels with a November reading of 3.5%, while wage growth was positive. The Federal Reserve reduced the federal funds rate in

In our opinion, Delaware Small Cap Value Fund benefited from:

●  favorable stock selection in capital spending, consumer services, consumer cyclical, and technology

●  procyclical sector positioning

●  a supportive economic backdrop featuring moderate growth, low inflation, and low interest rates

●  continuing high levels of consumer confidence.

1

Portfolio management review
Delaware Small Cap Value Fund

the second half of the Fund’s fiscal year to support economic growth. The Conference Board Consumer Confidence Index® (1985=100, SA) was at historically high levels over the summer, peaking in August, and then declining month over month to settle at 125.5 for November, which was well above long-term averages.

Source: Bloomberg.

Within the Fund

For the fiscal year ended Nov. 30, 2019, Delaware Small Cap Value Fund Institutional Class shares gained 8.95%. The Fund’s Class A shares rose 8.69% at net asset value (NAV) and 2.44% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark, the Russell 2000 Value Index, gained 3.96%. For complete annualized performance of Delaware Small Cap Value Fund, please see the table on page 4.

Stock selection in the capital spending, consumer services, consumer cyclical, and technology sectors contributed to the Fund’s relative performance during the fiscal year. Stock selection in the financial services, business services, basic industry, and energy sectors detracted from the Fund’s performance.

MasTec Inc., a specialty engineering and construction company operating in the oil and gas, telecommunications, and power generation end-markets, contributed to the Fund’s performance during the fiscal year. MasTec reported multiple quarters of strong growth of revenue, earnings per share (EPS), and earnings before interest, taxes, depreciation and amortization (EBITDA) growth. The company has a healthy backlog of projects across business segments. We maintained the Fund’s position in MasTec as its share price remains discounted relative to its historical multiple, and its balance sheet continues to improve as management pays down debt.

Teradyne Inc., a supplier of automation equipment for test and industrial applications, also contributed to performance. Teradyne designs systems used to test semiconductors, wireless products, and electronic systems, in addition to producing collaborative industrial-use robots. Teradyne’s stock price rose throughout the fiscal year and experienced a significant price increase after the company reported fiscal second-quarter earnings in July. Teradyne’s largest business segment – Semiconductor Test – reported stronger-than-expected sales, driven by 5G infrastructure, networking, and memory test. We believe Teradyne is well positioned to continue benefiting from increasing demand for its products, although we did reduce the Fund’s position during the fiscal year due to valuation.

Meritage Homes Corp., one of the largest builders of single-family homes in the United States, contributed to the Fund’s performance. During the fiscal year, shares of Meritage Homes outperformed as the company reported consistently strong earnings and revenue. Meritage Homes has delivered more homes than expected and announced year-over-year order growth. During the fiscal year, we trimmed the Fund’s position in Meritage Homes and purchased shares of peer homebuilder KB Home. We were attracted to KB Home, which was trading at a discounted valuation, pays a dividend, and has a strong balance sheet. Both homebuilders have a unique focus on selling to the entry-level and first move-up, home-buyer markets, which we believe have sustainable demand.

In the consumer services sector, shares of television broadcasting and magazine company Meredith Corp. detracted from the Fund’s relative performance during the fiscal year. Meredith closed its acquisition of Time Inc. in January 2018 and had anticipated that significant cost synergies from the deal would likely be realized in its 2020 fiscal year. When Meredith reported fiscal third quarter 2018 results, it set a goal to generate $1

2

billion of EBITDA in fiscal 2020. More than a year later, however, on its fiscal 2019, fourth-quarter earnings call, Meredith said that fiscal 2020 adjusted EBITDA guidance was now expected to range from $640 million to $675 million, acknowledging that the company was not where it expected to be at this point in time. The deterioration of the company’s fundamentals changed our investment rationale and resulted in our exiting the position prior to the end of the Fund’s fiscal year.

Whiting Petroleum Corp., an independent oil and gas exploration and production (E&P) company with primary operations in the Bakken and Niobrara basins, also detracted from performance. The company reported weaker-than-expected second-quarter results that missed oil production and earnings expectations. The oil production miss was a result of infrastructure constraints that were more severe than anticipated. In our view, Whiting Petroleum’s weaker financial outlook should make its ability to meet its deleveraging goals less realistic, and it is likely to force the company to take financial action that isn’t consistent with our investment discipline. We believe this would not be in the best interest of equity shareholders and exited Whiting Petroleum accordingly prior to the Fund’s fiscal year end as a result of what we viewed as negative changes in its financial position.

Stock selection in the financial services sector detracted from performance during the fiscal year as several of the Fund’s regional bank holdings underperformed. Webster Financial Corp. is a New England headquartered community bank that provides financial services to individuals and businesses and offers Health Savings Account (HSA) administration under its HSA Bank® division. Webster’s net interest margin and income are more sensitive to changes in interest rates than its peers because the bank’s balance sheet is more asset sensitive. The flattening of the US

Treasury yield curve and the reductions in the federal funds rate slowed Webster’s growth during the fiscal year. Webster’s management is in the process of transitioning the bank’s balance sheet from asset sensitive to rate neutral. We maintained the Fund’s position in Webster as it trades at a discounted valuation and has what we view as an attractive business mix, with HSAs providing the company with cheaper noninterest bearing deposits and additional fee income.

Although market volatility may remain elevated, we believe the moderate-growth, low inflation, low interest rate environment that we have experienced for several years should continue to support equity prices. Several indicators suggest to us that value-oriented companies have the potential to perform strongly in the current market environment, and we have positioned the Fund to potentially benefit from this. The Fund ended its fiscal year overweight the capital spending, technology, and consumer staples sectors. The Fund remained underweight the traditionally defensive sectors, including REITs, utilities, and healthcare. The Fund was close to neutral weight in the consumer cyclical, consumer services, energy, basic industry, and financial services sectors.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that trade at what we view as attractive valuations, generate strong free-cash flow, and implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction. In that regard, we are encouraged by the number of companies that continue to meet these criteria.

We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

3

Performance summary
Delaware Small Cap Value Fund	November 30, 2019 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2019

	1 year	5 year	10 year	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	+8.69%	+7.06%	+11.78%	+10.92%
Including sales charge	+2.44%	+5.80%	+11.12%	+10.72%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+7.88%	+6.26%	+10.95%	+9.05%
Including sales charge	+6.90%	+6.26%	+10.95%	+9.05%
Class R (Est. June 2, 2003)
Excluding sales charge	+8.42%	+6.79%	+11.50%	+9.35%
Including sales charge	+8.42%	+6.79%	+11.50%	+9.35%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+8.95%	+7.32%	+12.06%	+10.43%
Including sales charge	+8.95%	+7.32%	+12.06%	+10.43%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+9.14%	—	—	+10.32%
Including sales charge	+9.14%	—	—	+10.32%
Russell 2000 Value Index	+3.96%	+6.83%	+10.99%	+10.19%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any 12b-1 fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.15%	1.90%	1.40%	0.90%	0.72%
(without fee waivers)
Net expenses	1.15%	1.90%	1.40%	0.90%	0.72%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2009 through Nov. 30, 2019

For the period beginning Nov. 30, 2009 through Nov. 30, 2019	Starting value	Ending value
Delaware Small Cap Value Fund — Institutional Class shares	$10,000	$31,236
Delaware Small Cap Value Fund — Class A shares	$9,425	$28,713
Russell 2000 Value Index	$10,000	$28,374

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 2009. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Conference Board Consumer Confidence Index, mentioned on page 2, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark

Gross domestic product is a measure of all goods and services produced by a nation in a year.

6

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses.

Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208
Class R6	DVZRX	24610B818

7

Disclosure of Fund expenses
For the six-month period from June 1, 2019 to November 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2019 to Nov. 30, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Annualized Expense Ratio	Expenses Paid During Period 6/1/19 to 11/30/19*
Actual Fund return†
Class A	$1,000.00	$1,136.40	1.14%	$6.11
Class C	1,000.00	1,132.10	1.89%	10.10
Class R	1,000.00	1,135.00	1.39%	7.44
Institutional Class	1,000.00	1,137.70	0.89%	4.77
Class R6	1,000.00	1,138.70	0.72%	3.86
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.14%	$5.77
Class C	1,000.00	1,015.59	1.89%	9.55
Class R	1,000.00	1,018.10	1.39%	7.03
Institutional Class	1,000.00	1,020.61	0.89%	4.51
Class R6	1,000.00	1,021.46	0.72%	3.65

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including business development corporations and exchange-traded funds. The table above does not reflect the expenses of the Underlying Fund.

9

Security type / sector allocation and top 10 equity holdings
Delaware Small Cap Value Fund	As of November 30, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	97.84%
Basic Industry	5.19%
Business Services	0.94%
Capital Spending	9.70%
Consumer Cyclical	4.00%
Consumer Services	9.05%
Consumer Staples	3.52%
Energy	4.46%
Financial Services	29.10%
Healthcare	2.88%
Real Estate Investment Trusts	9.23%
Technology	12.25%
Transportation	2.37%
Utilities	5.15%
Short-Term Investments	2.10%
Total Value of Securities	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of banks, diversified financial services, insurance, and investment companies. As of Nov. 30, 2019, such amounts, as a percentage of total net assets were 21.16%, 2.54%, 4.92%, and 0.48%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
MasTec	2.89%
East West Bancorp	2.50%
ITT	2.17%
Hancock Whitney	1.90%
Stifel Financial	1.74%
Webster Financial	1.71%
Teradyne	1.61%
Hanover Insurance Group	1.61%
FNB	1.53%
Tech Data	1.51%

11

Schedule of investments
Delaware Small Cap Value Fund	November 30, 2019

	Number of shares	Value (US $)

Common Stock – 97.84%²

Basic Industry – 5.19%
Berry Global Group †	1,281,610	$59,838,371
Ferro †	1,673,300	24,128,986
HB Fuller	949,700	47,371,036
Louisiana-Pacific	1,796,200	53,275,292
Olin	2,282,800	39,994,656

		224,608,341

Business Services – 0.94%
Deluxe	427,500	21,836,700
WESCO International †	360,200	18,953,724

		40,790,424

Capital Spending – 9.70%
Altra Industrial Motion	1,434,643	47,156,715
Atkore International Group †	1,269,700	52,971,884
H&E Equipment Services	1,105,700	36,488,100
ITT	1,342,900	93,707,562
MasTec †	1,883,759	124,968,571
Primoris Services	1,420,900	31,288,218
Rexnord †	1,036,200	32,733,558

		419,314,608

Consumer Cyclical – 4.00%
Barnes Group	722,900	42,788,451
KB Home	1,074,200	37,145,836
Knoll	1,369,269	37,737,054
Meritage Homes †	624,200	41,534,268
Standard Motor Products	270,240	13,611,989

		172,817,598

Consumer Services – 9.05%
Asbury Automotive Group †	301,500	33,418,260
Cable One	28,630	43,947,050
Caleres	946,800	20,725,452
Cheesecake Factory	656,400	28,625,604
Choice Hotels International	584,500	56,842,625
Cinemark Holdings	1,016,031	34,412,970
Cracker Barrel Old Country Store	192,200	29,548,828
Steven Madden	691,925	29,386,055
Texas Roadhouse	496,100	28,724,190
UniFirst	258,200	53,253,750
Wolverine World Wide	1,004,800	32,254,080

		391,138,864

Consumer Staples – 3.52%
Core-Mark Holding	720,000	19,404,000

12

	Number of shares	Value (US $)

Common Stock² (continued)

Consumer Staples (continued)
J&J Snack Foods	215,100	$39,793,500
Performance Food Group †	744,554	35,038,711
Scotts Miracle-Gro	335,000	33,861,800
Spectrum Brands Holdings	388,900	24,314,028

		152,412,039

Energy – 4.46%
Callon Petroleum †	4,941,900	18,037,935
Delek US Holdings	1,136,300	38,986,453
Dril-Quip †	470,500	19,883,330
Helix Energy Solutions Group †	3,155,600	26,191,480
Oasis Petroleum †	3,753,400	8,782,956
Patterson-UTI Energy	2,819,100	25,202,754
SM Energy	2,337,100	19,421,301
Valaris Class A	1,495,737	6,371,840
WPX Energy †	3,028,800	29,803,392

		192,681,441

Financial Services – 29.10%
American Equity Investment Life Holding	1,993,000	59,231,960
Bank of NT Butterfield & Son	641,800	22,174,190
Community Bank System	260,500	17,674,925
East West Bancorp	2,361,323	108,195,820
First Financial Bancorp	2,018,100	49,080,192
First Hawaiian	1,814,000	51,771,560
First Interstate BancSystem Class A	923,900	38,896,190
First Midwest Bancorp	2,136,300	46,058,628
FNB	5,329,900	66,197,358
Great Western Bancorp	1,703,950	58,564,762
Hancock Whitney	2,020,600	82,056,566
Hanover Insurance Group	511,000	69,460,230
Kemper	290,300	21,458,976
Legg Mason	889,100	34,746,028
Main Street Capital (BDC)	480,800	20,727,288
NBT Bancorp	939,000	37,560,000
Prosperity Bancshares	541,900	38,068,475
S&T Bancorp	673,456	25,402,760
Selective Insurance Group	944,506	62,545,187
Stifel Financial	1,203,500	75,242,820
Umpqua Holdings	3,266,800	53,477,516
Valley National Bancorp	4,528,300	52,437,714
Webster Financial	1,516,800	73,852,992

13

Schedule of investments
Delaware Small Cap Value Fund

	Number of shares	Value (US $)

Common Stock² (continued)

Financial Services (continued)
WesBanco	910,000	$33,196,800
Western Alliance Bancorp	1,155,300	60,260,448

		1,258,339,385

Healthcare – 2.88%
Avanos Medical †	809,900	28,071,134
Catalent †	583,500	30,336,165
Service Corp. International	698,100	30,730,362
STERIS	234,980	35,514,877

		124,652,538

Real Estate Investment Trusts – 9.23%
Brandywine Realty Trust	3,308,637	51,052,269
Highwoods Properties	998,000	48,452,900
Kite Realty Group Trust	174,800	3,382,380
Lexington Realty Trust	3,721,800	41,237,544
Life Storage	384,000	42,055,680
Outfront Media	2,433,900	60,798,822
RPT Realty	2,120,689	31,343,783
Spirit Realty Capital	919,200	48,166,080
Summit Hotel Properties	2,460,700	29,823,684
Washington Real Estate Investment Trust	1,373,400	42,671,538

		398,984,680

Technology – 12.25%
Cirrus Logic †	540,400	38,746,680
Coherent †	156,500	23,609,590
CommScope Holding †	1,119,648	15,227,213
Flex †	2,970,100	35,255,087
MaxLinear †	875,200	17,390,224
NCR †	1,168,559	38,363,792
NetScout Systems †	964,606	24,308,071
ON Semiconductor †	2,270,400	48,745,488
Tech Data †	450,319	65,246,720
Teradyne	1,113,900	69,719,001
Tower Semiconductor †	1,728,500	37,888,720
TTM Technologies †	2,490,102	33,392,268
Viavi Solutions †	2,009,100	30,176,682
Vishay Intertechnology	2,582,500	51,365,925

		529,435,461

Transportation – 2.37%
Kirby †	271,200	22,881,144
Saia †	350,150	33,229,235
Werner Enterprises	1,260,000	46,317,600

		102,427,979

14

	Number of shares	Value (US $)

Common Stock² (continued)

Utilities – 5.15%
ALLETE	461,800	$36,994,798
Black Hills	759,500	58,154,915
El Paso Electric	668,900	45,364,798
South Jersey Industries	1,008,400	31,502,416
Southwest Gas Holdings	668,200	50,622,832

		222,639,759

Total Common Stock (cost $3,185,532,440)		4,230,243,117

Short-Term Investments – 2.10%

Money Market Mutual Funds – 2.10%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.55%)	18,113,087	18,113,087
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.53%)	18,113,086	18,113,087
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.54%)	18,113,086	18,113,086
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.52%)	18,113,086	18,113,086
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.51%)	18,113,086	18,113,086

Total Short-Term Investments (cost $90,565,432)		90,565,432

Total Value of Securities – 99.94% (cost $3,276,097,872)		$4,320,808,549

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non-income producing security.

Summary of abbreviations:

BDC – Business Development Corporation

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities
Delaware Small Cap Value Fund	November 30, 2019

Assets:
Investments, at value[1]	$4,320,808,549
Cash	825,320
Dividends and interest receivable	5,752,166
Receivable for fund shares sold	4,812,857

Total assets	4,332,198,892

Liabilities:
Payable for fund shares redeemed	4,474,374
Investment management fees payable to affiliates	2,301,544
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	1,240,985
Other accrued expenses	271,492
Distribution fees payable to affiliates	212,766
Reports and statements to shareholders expenses payable to non-affiliates	173,044
Dividend disbursing and transfer agent fees and expenses payable to affiliates	30,777
Accounting and administration expenses payable to affiliates	12,172
Legal fees payable to affiliates	7,579
Reports and statements to shareholders expenses payable to affiliates	2,476
Trustees’ fees and expenses payable to affiliates	64

Total liabilities	8,727,273

Total Net Assets	$4,323,471,619

Net Assets Consist of:
Paid-in capital	$3,122,972,921
Total distributable earnings (loss)	1,200,498,698

Total Net Assets	$4,323,471,619

16

Net Asset Value
Class A:
Net assets	$637,145,795
Shares of beneficial interest outstanding, unlimited authorization, no par	10,347,210
Net asset value per share	$61.58
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$65.34

Class C:
Net assets	$69,109,100
Shares of beneficial interest outstanding, unlimited authorization, no par	1,383,631
Net asset value per share	$49.95

Class R:
Net assets	$55,697,428
Shares of beneficial interest outstanding, unlimited authorization, no par	935,814
Net asset value per share	$59.52

Institutional Class:
Net assets	$2,955,896,571
Shares of beneficial interest outstanding, unlimited authorization, no par	45,277,524
Net asset value per share	$65.28

Class R6:
Net assets	$605,622,725
Shares of beneficial interest outstanding, unlimited authorization, no par	9,258,822
Net asset value per share	$65.41

[1] Investments, at cost	$3,276,097,872

See accompanying notes, which are an integral part of the financial statements.

17

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Statement of operations
Delaware Small Cap Value Fund	Year ended November 30, 2019

Investment Income:
Dividends	$82,213,011
Interest	497,794

82,710,805

Expenses:
Management fees	26,155,229
Dividend disbursing and transfer agent fees and expenses	7,137,544
Distribution expenses — Class A	1,606,082
Distribution expenses — Class C	712,299
Distribution expenses — Class R	281,288
Accounting and administration expenses	746,448
Reports and statements to shareholders expenses	515,088
Trustees’ fees and expenses	226,907
Registration fees	197,129
Legal fees	172,149
Custodian fees	116,769
Audit and tax fees	36,071
Other	130,712

38,033,715
Less expenses paid indirectly	(16,639)

Total operating expenses	38,017,076

Net Investment Income	44,693,729

Net Realized and Unrealized Gain:
Net realized gain on investments	138,185,186
Net change in unrealized appreciation (depreciation) of investments	171,381,637

Net Realized and Unrealized Gain	309,566,823

Net Increase in Net Assets Resulting from Operations	$354,260,552

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year ended
	11/30/19	11/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$44,693,729	$33,357,980
Net realized gain	138,185,186	244,545,395
Net change in unrealized appreciation (depreciation)	171,381,637	(552,002,875)

Net increase (decrease) in net assets resulting from operations	354,260,552	(274,099,500)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(48,159,678)	(11,503,582)
Class C	(5,793,001)	(1,165,335)
Class R	(4,426,662)	(951,441)
Institutional Class	(192,050,571)	(47,820,037)
Class R6	(29,190,659)	(3,498,224)

	(279,620,571)	(64,938,619)

Capital Share Transactions:
Proceeds from shares sold:
Class A	125,669,755	164,517,883
Class C	12,928,017	14,056,663
Class R	12,291,124	16,145,594
Institutional Class	876,690,020	735,000,602
Class R6	281,229,086	285,889,067

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	47,116,404	11,370,015
Class C	5,707,402	1,146,823
Class R	4,426,273	951,281
Institutional Class	186,340,898	47,031,805
Class R6	28,524,928	3,491,535

	1,580,923,907	1,279,601,268

20

	Year ended
	11/30/19	11/30/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(273,609,076)	$(257,975,480)
Class C	(23,929,760)	(39,418,359)
Class R	(23,592,812)	(32,694,944)
Institutional Class	(888,513,776)	(1,092,309,296)
Class R6	(119,337,638)	(71,544,371)

	(1,328,983,062)	(1,493,942,450)

Increase (Decrease) in net assets derived from capital share transactions	251,940,845	(214,341,182)

Net Increase (Decrease) in Net Assets	326,580,826	(553,379,301)

Net Assets:
Beginning of year	3,996,890,793	4,550,270,094

End of year	$4,323,471,619	$3,996,890,793

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$61.81	$67.13	$58.16	$52.55	$54.87

0.52	0.37	0.34	0.28	0.32
3.63	(4.81)	8.94	8.55	0.16

4.15	(4.44)	9.28	8.83	0.48

(0.42)	(0.27)	(0.31)	(0.32)	(0.18)
(3.96)	(0.61)	—	(2.90)	(2.62)

(4.38)	(0.88)	(0.31)	(3.22)	(2.80)

$61.58	$61.81	$67.13	$58.16	$52.55

8.69%	(6.70% )	16.01%	18.47%	0.90%

$637,146	$733,864	$881,709	$870,158	$794,664
1.15%	1.15%	1.18%	1.24%	1.22%
0.90%	0.56%	0.55%	0.57%	0.62%
18%	18%	15%	19%	20%

23

Financial highlights

Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$50.96	$55.65	$48.34	$44.24	$46.79

0.07	(0.10)	(0.10)	(0.07)	(0.06)
2.88	(3.98)	7.43	7.09	0.13

2.95	(4.08)	7.33	7.02	0.07

—	—	(0.02)	(0.02)	—
(3.96)	(0.61)	—	(2.90)	(2.62)

(3.96)	(0.61)	(0.02)	(2.92)	(2.62)

$49.95	$50.96	$55.65	$48.34	$44.24

7.88%	(7.41% )	15.17%	17.58%	0.14%

$69,109	$74,828	$105,757	$107,104	$108,890
1.90%	1.90%	1.93%	1.99%	1.97%
0.15%	(0.19% )	(0.20% )	(0.18% )	(0.13% )
18%	18%	15%	19%	20%

25

Financial highlights

Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$59.86	$65.05	$56.40	$51.05	$53.39

0.36	0.20	0.18	0.15	0.19
3.52	(4.66)	8.66	8.30	0.14

3.88	(4.46)	8.84	8.45	0.33

(0.26)	(0.12)	(0.19)	(0.20)	(0.05)
(3.96)	(0.61)	—	(2.90)	(2.62)

(4.22)	(0.73)	(0.19)	(3.10)	(2.67)

$59.52	$59.86	$65.05	$56.40	$51.05

8.42%	(6.92% )	15.71%	18.19%	0.63%

$55,697	$62,791	$84,131	$83,557	$81,187
1.40%	1.40%	1.43%	1.49%	1.47%
0.65%	0.31%	0.30%	0.32%	0.37%
18%	18%	15%	19%	20%

27

Financial highlights

Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$65.29	$70.83	$61.32	$55.23	$57.52

0.70	0.57	0.52	0.42	0.48
3.86	(5.08)	9.42	9.02	0.16

4.56	(4.51)	9.94	9.44	0.64

(0.61)	(0.42)	(0.43)	(0.45)	(0.31)
(3.96)	(0.61)	—	(2.90)	(2.62)

(4.57)	(1.03)	(0.43)	(3.35)	(2.93)

$65.28	$65.29	$70.83	$61.32	$55.23

8.95%	(6.46% )	16.30%	18.77%	1.15%

$2,955,897	$2,731,344	$3,270,954	$2,166,172	$1,969,355
0.90%	0.90%	0.93%	0.99%	0.97%
1.15%	0.81%	0.80%	0.82%	0.87%
18%	18%	15%	19%	20%

29

Financial highlights

Delaware Small Cap Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

30

			5/2/16[1]
Year ended			to

11/30/19	11/30/18	11/30/17	11/30/16

$65.41	$70.95	$61.38	$51.46

0.81	0.69	0.65	0.32
3.85	(5.08)	9.43	9.60

4.66	(4.39)	10.08	9.92

(0.70)	(0.54)	(0.51)	—
(3.96)	(0.61)	—	—

(4.66)	(1.15)	(0.51)	—

$65.41	$65.41	$70.95	$61.38

9.14%	(6.29% )	16.52%	19.28%

$605,623	$394,064	$207,719	$4,187
0.72%	0.72%	0.75%	0.77%
1.33%	0.99%	0.98%	0.96%
18%	18%	15%	19%	[4]

31

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2019

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the

32

current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2019 and for all open tax years (years ended Nov. 30, 2016–Nov. 30, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Nov. 30, 2019, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares are not allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include business development corporations (BDC) and ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Nov. 29, 2019, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and

33

Notes to financial statements

Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2019, the Fund earned $14,818 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2019, the Fund earned $1,821 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2019, the Fund was charged $153,216 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds

34

within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2019, the Fund was charged $390,660 for these services.

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. Class R6 and Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2019, the Fund was charged $109,471 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2019, DDLP earned $36,260 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2019, DDLP received gross CDSC commissions of $10,020 and $5,301 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

35

Notes to financial statements
Delaware Small Cap Value Fund

3. Investments

For the year ended Nov. 30, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$724,500,795
Sales	759,061,329

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$3,296,141,305

Aggregate unrealized appreciation of investments	$1,228,867,990
Aggregate unrealized depreciation of investments	(204,200,746)

Net unrealized appreciation of investments	$1,024,667,244

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

36

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2019:

Level 1
Securities
Assets:

Common Stock	$4,230,243,117
Short-Term Investments	90,565,432

Total Value of Securities	$4,320,808,549

During the year ended Nov. 30, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. During the year ended Nov. 30, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2019 and 2018 was as follows:

	Year ended
	11/30/19	11/30/18
Ordinary income	$65,079,056	$24,728,138
Long-term capital gain	214,541,515	40,210,481

Total	$279,620,571	$64,938,619

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,122,972,921
Undistributed ordinary income	39,445,406
Undistributed long-term capital gains	136,386,048
Net unrealized appreciation of investments	1,024,667,244

Net assets	$4,323,471,619

37

Notes to financial statements

Delaware Small Cap Value Fund

5. Components of Net Assets on a Tax Basis (continued)

The difference between book basis and tax basis components of net assets is primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/19	11/30/18
Shares sold:
Class A	2,210,400	2,478,313
Class C	285,091	256,541
Class R	221,304	251,704
Institutional Class	14,452,689	10,515,739
Class R6	4,643,083	4,075,356

Shares issued upon reinvestment of dividends and distributions:
Class A	977,924	171,779
Class C	145,005	20,871
Class R	94,822	14,806
Institutional Class	3,655,894	674,291
Class R6	559,532	50,051

	27,245,744	18,509,451

Shares redeemed:
Class A	(4,713,812)	(3,912,064)
Class C	(514,743)	(709,620)
Class R	(429,251)	(510,815)
Institutional Class	(14,666,586)	(15,532,652)
Class R6	(1,968,495)	(1,028,271)

	(22,292,887)	(21,693,422)

Net increase (decrease)	4,952,857	(3,183,971)

38

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2019 and 2018, the Fund had the following exchange transactions:

	Exchange Redemptions				Exchange Subscriptions
			Institutional			Institutional
	Class A	Class C	Class	Class R6	Class A	Class	Class R6
Year ended	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Value
11/30/2019	43,988	3,061	380,736	17,034	3,175	57,579	380,602	$27,557,018
11/30/2018	41,984	70,004	574,181	6,184	52,297	51,349	573,522	48,981,556

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Fund had no amounts outstanding as of Nov. 30, 2019, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be

39

Notes to financial statements

Delaware Small Cap Value Fund

8. Securities Lending (continued)

more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2019, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund invests in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies

40

may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2019. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2019, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2019, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Value Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

42

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2019, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	76.73%
(B) Ordinary Income Distributions (Tax Basis)[1]	23.27%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[2]	98.54%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

[1]

For the fiscal year ended Nov. 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 100.00%. Complete information will be compiled and reported in conjunction with your 2019 Form 1099-DIV.

[2]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Small Cap Value Fund at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MIMGL, and MFMHK, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees

43

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Small Cap Value Fund at a meeting held August 21-22, 2019 (continued)

reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

44

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of the Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of the Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the first quartile of its Performance Universe. The Board observed that, when compared to both Performance Universes, the Fund’s short-term performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the Fund’s intermediate- and long-term performance results, which were strong. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.

45

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Small Cap Value Fund at a meeting held August 21-22, 2019 (continued)

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to small-cap core funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out

46

benefits derived or to be derived by MIMGL in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MFMHK in relation to the services being provided to the Fund and in relation to MFMHK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MFMHK in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

47

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	95	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	95	None
(March 2004–Present)

Managing Member,	95	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	95	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–
Market Manager,		December 2019)
New Jersey Private
Bank (2005–2011) —		Director —
J.P. Morgan Chase & Co.		Santander Bank, N.A.
(December 2016–
December 2019)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	95	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)
President —	95	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–Present)
(July 2002–June 2010)
		Director — Drexel
		Morgan & Co.
		(2015–Present)

		Director and Audit Committee
		Member — vTv
		Therapeutics Inc.
		(2017–Present)

		Director and Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
		(2018–Present)

		Director — Federal Reserve
		Bank of Philadelphia
		(January 2020–Present)
Private Investor	95	None
(2004–Present)

51

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	95	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Strategic
Planning and Reserves
Executive Advisor to Dean		Committee and Nominating
(August 2011–March 2012)		and Governance
and Interim Dean		Committee Member —
(January 2011–July 2011) —		Callon Petroleum Company
University of Miami School of		(December 2019–Present)
Business Administration
Director; Audit
President — U.S. Trust,		Committee Member —
Bank of America Private		Carrizo Oil & Gas, Inc.
Wealth Management		(March 2018–December 2019)
(Private Banking)
(July 2007–December 2008)
Vice Chairman	95	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

53

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

54

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

55

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

56

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	95	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	95	None
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

57

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $103,940 for the fiscal year ended November 30, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $101,900 for the fiscal year ended November 30, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,310 for the fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,972 for the fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $4,687,000 and $11,748,000 for the registrant’s fiscal years ended November 30, 2019 and November 30, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2020